  AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 23, 1996
                                                   REGISTRATION NOS.: 333-2419
                                                                      811-7591
==============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                   FORM N-1A

                             REGISTRATION STATEMENT
                      UNDER THE SECURITIES ACT OF 1933                    [X]
                          PRE-EFFECTIVE AMENDMENT NO.                     [ ]
                          POST-EFFECTIVE AMENDMENT NO. 1                  [X]
                                     AND/OR
              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940                             [X]
                                 AMENDMENT NO. 2                          [X]

                             ----------------------

                          TCW/DW GLOBAL TELECOM TRUST

                        (A MASSACHUSETTS BUSINESS TRUST)
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                             TWO WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048

                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 392-1600

                              SHELDON CURTIS, ESQ.
                             TWO WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048

                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                    Copy to:

                            DAVID M. BUTOWSKY, ESQ.
                             Gordon Altman Butowsky
                             Weitzen Shalov & Wein
                              114 West 47th Street
                            New York, New York 10036

                             ----------------------

  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this amendment.

                             ----------------------

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

[ ]  immediately upon filing pursuant to paragraph (b)
[X]  on December 23, 1996 pursuant to paragraph (b)
[ ]  60 days after filing pursuant to paragraph (a)
[ ]  on (date) pursuant to paragraph (a) of rule 485

   THE REGISTRANT HAS REGISTERED AN INDEFINITE NUMBER OF ITS SHARES UNDER THE SECURITIES ACT OF 1933 PURSUANT TO SECTION (A)(1) OF RULE 24F-2 UNDER THE INVESTMENT COMPANY ACT OF 1940. THE REGISTRANT INTENDS TO FILE A RULE 24F-2 NOTICE FOR ITS FISCAL PERIOD ENDING MAY 30, 1997 WITH THE SECURITIES AND EXCHANGE COMMISSION ON OR ABOUT JULY 15, 1997.
==============================================================================

                         TCW/DW GLOBAL TELECOM TRUST

                            CROSS-REFERENCE SHEET

FORM N-1A
PART A
ITEM                         CAPTION PROSPECTUS
----                         ------------------
1. .......................   Cover Page
2. .......................   Summary of Fund Expenses; Prospectus Summary
3. .......................   Performance Information
4. .......................   Investment Objective and Policies; The Fund and
                               its Management; Cover Page; Investment
                               Restrictions; Prospectus Summary
5. .......................   The Fund and its Management; Back Cover;
                               Investment Objective and Policies
6. .......................   Dividends, Distributions and Taxes; Additional
                               Information
7. .......................   Purchase of Fund Shares; Shareholder Services;
                               Repurchases and Redemptions
8. .......................   Repurchases and Redemptions; Shareholder Services
9. .......................   Not Applicable

PART B
ITEM                         STATEMENT OF ADDITIONAL INFORMATION
----                         -----------------------------------

10. ......................   Cover Page
11. ......................   Table of Contents
12. ......................   The Fund and its Management
13. ......................   Investment Practices and Policies; Investment
                               Restrictions; Portfolio Transactions and
                               Brokerage
14. ......................   The Fund and its Management; Trustees and Officers
15. ......................   Trustees and Officers
16. ......................   The Fund and its Management; Custodian and
                               Transfer Agent; Independent Accountants
17. ......................   Portfolio Transactions and Brokerage
18. ......................   Description of Shares
19. ......................   Repurchases and Redemptions; Shareholder Services
20. ......................   Dividends, Distributions and Taxes
21. ......................   The Distributor
22. ......................   Performance Information
23. ......................   Experts; Statement of Assets and Liabilities

PART C

   Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

PROSPECTUS
DECEMBER 23, 1996


TCW/DW Global Telecom Trust (the "Fund") is an open-end, diversified management investment company, whose investment objective is long-term capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in a portfolio consisting of securities of domestic and foreign companies operating in all aspects of the telecommunications and information industries. Such issuers are information transporters (such as local/regional telephone companies, long-distance carriers and cable television), content providers (such as movie studios, transaction services, publishers and advertisers) and providers of enabling technologies (such as manufacturers of information-processing servers, software and communications products). See "Investment Objective and Policies."


Shares of the Fund are continuously offered at the net asset value per share next determined following receipt of an order, without imposition of a sales charge. However, repurchases and/or redemptions of shares are subject in most cases to a contingent deferred sales charge, scaled down from 5% to 1% of the amount redeemed, if made within six years of purchase, which charge will be paid to the Fund's Distributor, Dean Witter Distributors Inc. See "Repurchases and Redemptions--Contingent Deferred Sales Charge." In addition, the Fund pays the Distributor a Rule 12b-1 distribution fee pursuant to a Plan of Distribution at the annual rate of 1% of the lesser of the (i) average daily aggregate net sales or (ii) average daily net assets of the Fund. See "Purchase of Fund Shares--Plan of Distribution."

This Prospectus sets forth concisely the information you should know before investing in the Fund. It should be read and retained for future reference. Additional information about the Fund is contained in the Statement of Additional Information, dated December 23, 1996, which has been filed with the Securities and Exchange Commission, and which is available at no charge upon request of the Fund at the address or telephone numbers listed on this page. The Statement of Additional Information is incorporated herein by reference.
Dean Witter Distributors Inc.
Distributor
TABLE OF CONTENTS



Prospectus Summary /2
Summary of Fund Expenses /4
Financial Highlights (unaudited) /5
The Fund and its Management /6
Investment Objective and Policies /7
  Risk Considerations and Investment Practices  /8
Investment Restrictions /15
Purchase of Fund Shares /16
Shareholder Services /18
Repurchases and Redemptions /21
Dividends, Distributions and Taxes /23
Performance Information /23
Additional Information /24
Financial Statements (unaudited)
 November 30, 1996 /25


Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TCW/DW GLOBAL TELECOM TRUST
Two World Trade Center
New York, New York 10048
(212) 392-2550 or (800) 869-NEWS (toll-free)

PROSPECTUS SUMMARY
------------------------------------------------------------------------------
The              The Fund is organized as a Trust, commonly known as a
Fund             Massachusetts business trust, and is an open-end, diversified management investment company investing primarily in a
                 portfolio consisting of securities of domestic and foreign companies operating in all aspects of the telecommunications and information industries.
------------------------------------------------------------------------------
Shares           Shares of beneficial interest with $0.01 par value (see page
Offered          24).
------------------------------------------------------------------------------
Offering         At net asset value (see page 16). Shares redeemed within six
Price            years of purchase are subject to a contingent deferred sales charge under most circumstances (see page 21).
------------------------------------------------------------------------------
Minimum          Minimum initial investment, $1,000 ($100 if the account is
Purchase         opened through EasyInvest (Service Mark) ); minimum subsequent investment, $100 (see page 16).
------------------------------------------------------------------------------
Investment       The investment objective of the Fund is long-term capital
Objective        appreciation.
------------------------------------------------------------------------------
Manager          Dean Witter Services Company Inc. (the "Manager"), a
                 wholly-owned subsidiary of Dean Witter InterCapital Inc.
                 ("InterCapital"), is the Fund's manager. The Manager also
                 serves as manager to thirteen other investment companies
                 advised by TCW Funds Management, Inc. (the "TCW/DW Funds").
                 The Manager and InterCapital serve in various investment
                 management, advisory, management and administrative capacities to a total of 100 investment companies and other portfolios with assets of approximately $91 billion at November 30, 1996
                 (see page 6).
------------------------------------------------------------------------------
Adviser          TCW Funds Management, Inc. (the "Adviser") is the Fund's
                 investment adviser. In addition to the Fund, the Adviser
                 serves as investment adviser to thirteen other TCW/DW Funds.
                 As of October 31, 1996, the Adviser and its affiliates had approximately $53 billion under management or committed to management in various fiduciary or advisory capacities,
                 primarily to institutional investors (see page 6).
------------------------------------------------------------------------------
Management       The Manager receives a monthly fee at the annual rate of 0.60%
and Advisory     of daily net assets. The Adviser receives a monthly fee at an
Fees             annual rate of 0.40% of daily net assets (see page 6).
------------------------------------------------------------------------------
Dividends        Income dividends and capital gains, if any, will be
                 distributed no less than annually. Dividends and capital gains distributions are automatically reinvested in additional
                 shares at net asset value unless the shareholder elects to receive cash (see page 23).
------------------------------------------------------------------------------
Distributor      Dean Witter Distributors Inc. (the "Distributor"). The
                 Distributor receives from the Fund a distribution fee accrued daily and payable monthly at the rate of 1.0% per annum of the lesser of (i) the average daily aggregate net sales or (ii)
                 the Fund's average daily net assets. This fee compensates the
                 Distributor for services provided in distributing shares of the Fund and for sales-related expenses. The Distributor also receives the proceeds of any contingent deferred sales charges
                 (see pages 16 and 21).
------------------------------------------------------------------------------
Redemption--     Shares are redeemable by the shareholder at net asset value.
Contingent       An account may be involuntarily redeemed if the total value of
Deferred         the account is less than $100 or, if the account was opened
Sales            through EasyInvest (Service Mark), if after twelve months the
Charge           shareholder has invested less than $1,000 in the account.
                 Although no commission or sales load is imposed upon the
                 purchase of shares, a contingent deferred sales charge (scaled down from 5% to 1%) is imposed on any redemption of shares if after such redemption the aggregate current value of an
                 account with the Fund falls below the aggregate amount of the investor's purchase payments made during the six years
                 preceding the redemption. However, there is no charge imposed on redemption of shares purchased through reinvestment of
                 dividends or distributions (see page 21)
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Risk             The net asset value of the Fund's shares will fluctuate with
Considerations   changes in the market value of the Fund's portfolio
                 securities. The market value of the Fund's portfolio
                 securities will increase or decrease due to a variety of
                 economic, market or political factors affecting companies
                 and/or industries in which the Fund invests. In addition, the value of the Fund's fixed-income and convertible securities generally increases or decreases due to economic and market factors, as well as changes in prevailing interest rates.
                 Generally, a rise in interest rates will result in a decrease in value while a drop in interest rates will result in an
                 increase in value. The Fund may invest in lower rated or
                 unrated convertible securities (see page 9). There are also certain risks associated with the Fund's investments in the telecommunications and information industries (see page 9).
                 The Fund will invest in the securities of foreign issuers
                 which entails certain additional risks. The Fund may also
                 invest in options and futures transactions which may be
                 considered speculative in nature and may involve greater risks than those customarily assumed by other investment companies which do not invest in such instruments. In addition, the Fund may enter into forward foreign currency exchange contracts in connection with its foreign securities investments and may purchase securities on a when-issued, delayed delivery or
                 "when, as and if issued" basis, which involve certain special risks (see pages 8-14). An investment in shares of the Fund should not be considered a complete investment program and is not appropriate for all investors. Investors should carefully consider their ability to assume these risks and the risks outlined under the heading "Risk Considerations and Investment
                 Practices" (see page 8) before making an investment in the
                 Fund.
------------------------------------------------------------------------------


 The above is qualified in its entirety by the detailed information appearing elsewhere in this Prospectus and in the Statement of Additional Information.

SUMMARY OF FUND EXPENSES
-----------------------------------------------------------------------------


   The following table illustrates all expenses and fees that a shareholder of the Fund will incur. The estimated annualized fees and expenses set forth in the table are for the fiscal period ending May 31, 1997.


Shareholder Transaction Expenses
--------------------------------

Maximum Sales Charge Imposed on Purchases .............................................    None
Maximum Sales Charge Imposed on Reinvested Dividends ..................................    None
Contingent Deferred Sales Charge
  (as a percentage of the lesser of original purchase price or redemption proceeds)  ..    5.0%

     A contingent deferred sales charge is imposed at the following declining rates:

 YEAR SINCE PURCHASE PAYMENT MADE       PERCENTAGE
-----------------------------------  --------------
First ..............................       5.0%
Second .............................       4.0%
Third ..............................       3.0%
Fourth .............................       2.0%
Fifth ..............................       2.0%
Sixth ..............................       1.0%
Seventh and thereafter .............       None


Redemption Fees ..........................................................    None
Exchange Fee .............................................................    None
Annual Fund Operating Expenses (as a Percentage of Average Net Assets)
Management and Advisory Fees .............................................    1.00%
12b-1 Fees* ..............................................................    0.98%
Other Expenses ...........................................................    0.40%
Total Fund Operating Expenses** ..........................................    2.38%

--------------
   * The 12b-1 fee is accrued daily and payable monthly, at an annual rate of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's shares since inception (not including reinvestment of dividends or distributions), less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived, or
       (b) the Fund's daily net assets. A portion of the 12b-1 fee equal to 0.25% of the Fund's average daily net assets is characterized as a service fee within the meaning of National Association of Securities Dealers, Inc. ("NASD") guidelines and is a payment made to the selling broker for personal service and/or maintenance of shareholder accounts. The remainder of the 12b-1 fee is an asset based sales charge, and is a distribution fee paid to the Distributor to compensate it for the services provided and the expenses borne by the Distributor and others in the distribution of the Fund's shares (see "Purchase of Fund Shares").


   ** "Total Fund Operating Expenses," as shown above, is based upon the sum of the annualized 12b-1 Fees, Management and Advisory Fees and estimated "Other Expenses," which may be incurred by the Fund for the fiscal period ending May 31, 1997.



Example                                                                                     1 year      3 years
-------                                                                                    --------    ---------
You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual
 return and (2) redemption at the end of each time period: ..............................     $74         $104
You would pay the following expenses on the same investment, assuming no redemption:  ...     $24          $74

   The above example should not be considered a representation of past or future expenses or performance. Actual expenses of the Fund may be greater or less than those shown.

   The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "The Fund and its Management," "Plan of Distribution" and "Repurchases and Redemptions" in this Prospectus.

   Long-term shareholders of the Fund may pay more in sales charges including distribution fees than the economic equivalent of the maximum front-end sales charges permitted by the NASD.

FINANCIAL HIGHLIGHTS (unaudited)
-----------------------------------------------------------------------------

   The following ratios and per share data for a share of beneficial interest outstanding throughout the period have been taken from the records of the Fund without examination by independent accountants. The financial highlights should be read in conjunction with the unaudited financial statements and notes thereto which are contained in this Prospectus commencing on page 25.



                                          FOR THE PERIOD
                                         AUGUST 28, 1996*
                                             THROUGH
                                        NOVEMBER 30, 1996
                                        -----------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period  .      $ 10.00
                                        -----------------
Net investment loss ...................        (0.03 )
Net realized and unrealized gain  .....         0.73
                                        -----------------
Total from investment operations  .....         0.70
                                        -----------------
Net asset value, end of period  .......      $ 10.70
                                        =================
TOTAL INVESTMENT RETURN+ ..............         7.00  %(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ..............................         2.37  %(2)
Net investment loss ...................        (1.23 )%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in
 thousands ............................      $103,830
Portfolio turnover rate ...............           20  %(1)
Average commission rate paid ..........      $0.0218



------------
   *   Commencement of operations.
   + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
   (1) Not annualized.
   (2) Annualized.

                       See Notes to Financial Statements

THE FUND AND ITS MANAGEMENT
-----------------------------------------------------------------------------


   TCW/DW Global Telecom Trust (the "Fund") is an open-end, diversified management investment company. The Fund is a trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of Massachusetts on March 28, 1996.

   Dean Witter Services Company Inc. (the "Manager"), whose address is Two World Trade Center, New York, New York 10048, is the Fund's Manager. The Manager is a wholly-owned subsidiary of Dean Witter InterCapital Inc. ("InterCapital"). InterCapital is a wholly-owned subsidiary of Dean Witter, Discover & Co. ("DWDC"), a balanced financial services organization providing a broad range of nationally marketed credit and investment products.


   The Manager acts as manager to thirteen other TCW/DW Funds. The Manager and InterCapital serve in various investment management, advisory, management and administrative capacities to a total of 100 investment companies, thirty of which are listed on the New York Stock Exchange, with combined assets of approximately $87.9 billion as of November 30, 1996. InterCapital also manages and advises portfolios of pension plans, other institutions and individuals which aggregated approximately $3.1 billion at such date.


   The Fund has retained the Manager to manage its business affairs, supervise its overall day-to-day operations (other than providing investment advice) and provide all administrative services.


   TCW Funds Management, Inc. (the "Adviser"), whose address is 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017, is the Fund's investment adviser. The Adviser was organized in 1987 as a wholly-owned subsidiary of The TCW Group, Inc. ("TCW"), whose subsidiaries, including Trust Company of the West and TCW Asset Management Company, provide a variety of trust, investment management and investment advisory services. Robert A. Day, who is Chairman of the Board of Directors of TCW, may be deemed to be a control person of the Adviser by virtue of the aggregate ownership by Mr. Day and his family of more than 25% of the outstanding voting stock of TCW. The Adviser serves as investment adviser to twelve other TCW/DW Funds in addition to the Fund. As of October 31, 1996, the Adviser and its affiliated companies had approximately $53 billion under management or committed to management, primarily from institutional investors.


   The Fund has retained the Adviser to invest the Fund's assets.

   The Fund's Trustees review the various services provided by the Manager and the Adviser to ensure that the Fund's general investment policies and programs are being properly carried out and that administrative services are being provided to the Fund in a satisfactory manner.

   As full compensation for the services and facilities furnished to the Fund and for expenses of the Fund assumed by the Manager, the Fund pays the Manager monthly compensation calculated daily by applying the annual rate of 0.60% to the Fund's net assets. As compensation for its investment advisory services, the Fund pays the Adviser monthly compensation calculated daily by applying an annual rate of 0.40% to the Fund's net assets. The total fees paid by the Fund to the Manager and the Adviser are higher than the fees paid by most other investment companies for similar services.


   The Fund's expenses include: the fees of the Manager and the Adviser; the fee pursuant to the Plan of Distribution (see "Purchase of Fund Shares"); taxes; legal, transfer agent, custodian and auditing fees; federal and state registration fees; and printing and other expenses relating to the Fund's operations which are not expressly assumed by the Manager or Adviser under their respective Agreements with the Fund.

INVESTMENT OBJECTIVE AND POLICIES
-----------------------------------------------------------------------------

   The investment objective of the Fund is long-term capital appreciation. This objective is fundamental and may not be changed without shareholder approval. There is no assurance that the objective will be achieved.

   The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in common stocks and securities convertible into common stocks of domestic and foreign companies operating in all aspects of the telecommunications and information industries (the "Target Industries"). The Fund will not have more than 25% of its total assets invested in convertible securities. All or some of the convertible securities in which the Fund may invest may be below investment grade. See the Appendix to the Statement of Additional Information for a discussion of ratings of fixed-income securities.

   The Target Industries are information transporters, content providers and providers of enabling technologies. Information transporters are companies involved in developing and manufacturing any portion of the so-called information superhighway, such as local/regional telephone companies, long-distance carriers, cable television, personal communications systems, wireless, cellular, paging, direct broadcast satellite and the Internet. Content providers are companies providing some of the information content that is transmitted via the information superhighway such as movie studios, providers of transaction services, manufacturers of games and educational programming, publishers and advertisers. Finally, providers of enabling technologies are manufacturers of products such as information-processing servers, consumer electronics, data and video compression, software, storage and semiconductor products.

   Companies considered to be in the Target Industries will be those which derive at least 35% of their revenues or earnings from the Target Industries, or devote at least 35% of their assets to activities in the Target Industries. Investments in securities of issuers in any one country, other than the United States, will represent no more than 25% of the Fund's total assets. The Fund will have at least 65% of its total assets invested in securities of issuers located in at least three different countries.

   Under normal market conditions, the Fund will maintain at least 25% of its portfolio in securities issued by issuers located in the United States. As such, the Fund will have a greater exposure than other "global" mutual funds to economic and political events occurring in the U.S. Changes in prevailing U.S. interest rates, federal tax rate increases, or adverse changes in federal or state regulations or exchange rules may all have a disproportionate impact upon the Fund as a result of its concentration policy. Moreover, the Fund's concentration in securities of U.S. issuers will mean that the Fund's investments are more likely to be responsive, both positively and negatively, to declines or advances in the U.S. dollar with respect to foreign currencies.

   The communication and use of information using existing and developing technologies is becoming increasingly important to the global economy. There are opportunities for continued growth in demand for components, products, media and systems to collect, store, retrieve, transmit, process, distribute, record, reproduce and put information to use. The telecommunications, broadcasting, cable television, media, entertainment and computer industries are involved in creating new ways of exchanging information and distributing content as consumers and businesses seek to buy packages of services including combinations of local and long distance telephone, wireless, cable television and Internet services. While governmental regulation may impact the Target Industries both positively and negatively (see "Risk Considerations and Investment Practices" below), the Adviser believes that the enactment by the U.S. Congress of the Telecommunications Reform Act of 1996 may add to these growth opportunities through increasing competition, mergers and other transactions that could fundamentally change the way consumers and businesses obtain communication services. All such factors are part of the Adviser's overall investment selection process.

   Up to 75% of the Fund's total assets may be invested in equity securities of foreign issuers. Such foreign investments may be in the form of direct investments in securities of foreign issuers or in the form of American Depository Receipts (ADRs), European Depository Receipts (EDRs), Global Depository Receipts (GDRs) or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in the United States securities markets and EDRs, in bearer form, are designed for use in European securities markets. GDRs are issued by a foreign bank or trust company and evidence ownership of the underlying foreign securities. Generally, GDRs are in bearer form and are designed for use in European and other foreign securities markets. The Fund's investments in unlisted foreign securities are subject to the Fund's overall policy limiting its investment in illiquid securities to 15% or less of its net assets.

   Up to 35% of the Fund's total assets may be invested in investment grade fixed-income securities consisting of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, corporate debt securities and money market instruments. With respect to corporate debt securities, the term "investment grade" means securities which are rated Baa or higher by Moody's Investors Services, Inc. ("Moody's") or BBB or higher by Standard & Poor's Corporation ("S&P") or, if not rated, are deemed by the Adviser to be of comparable quality. See the Appendix to the Statement of Additional Information for a discussion of ratings of fixed-income securities.


   Investments in fixed-income securities rated either BBB by S&P or Baa by Moody's (the lowest credit ratings designated "investment grade") have speculative characteristics and, therefore, changes in economic conditions or other circumstances are more likely to weaken their capacity to make principal and interest payments than would be the case with investments in securities with higher credit ratings. If a non-convertible fixed-income security held by the Fund is rated BBB or Baa and is subsequently downgraded by a rating agency, or otherwise falls below investment grade the Fund will sell such securities as soon as is practicable without undue market or tax consequences to the Fund.


   Money market instruments in which the Fund may invest are securities issued or guaranteed by the U.S. Government or its agencies (Treasury Bills, Notes and Bonds); obligations of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more; Eurodollar certificates of deposit; obligations of savings banks and savings and loan associations having total assets of $1 billion or more; fully insured certificates of deposit; and commercial paper rated within the two highest grades by Moody's or S&P or, if not rated, issued by a company having an outstanding debt issue rated AAA by S&P or Aaa by Moody's.

   There may be periods during which, in the opinion of the Adviser, market conditions warrant reduction of some or all of the Fund's securities holdings. During such periods, the Fund may adopt a temporary "defensive" posture in which up to 100% of its total assets may be invested in money market instruments or cash.

RISK CONSIDERATIONS AND
INVESTMENT PRACTICES

   Given the investment risks described below, an investment in shares of the Fund should not be considered a complete investment program and is not appropriate for all investors. Investors should carefully consider their ability to assume these risks before making an investment in the Fund.

   The net asset value of the Fund's shares will fluctuate with changes in the market value of the Fund's portfolio securities. The market value of the Fund's portfolio securities will increase or decrease due to a variety of economic, market or political factors which cannot be predicted. Additionally, the net asset value of the Fund's shares may increase or decrease due to changes in prevailing interest rates. Generally, a rise in interest rates will result in a decrease in the value of the Fund's fixed-income securities, while a drop in interest rates will result in an increase in the value of those securities.

   Telecommunications and Information Industries. The Fund concentrates its investments in the telecommunications and information industries. Certain economic factors or specific events may exert a disproportionate impact upon the prices of equity securities of companies within a particular industry relative to their impact on the prices of securities of companies engaged in other industries. Because of this concentration, the value of the Fund's shares may be more volatile than that of investment companies that do not similarly concentrate their investments. The communications and information industries may be subject to greater changes in governmental policies and governmental regulation than many other industries in the United States and worldwide. Regulatory approval requirements, ownership restrictions and restrictions on rates of return and types of services that may be offered may materially affect the products and services of these and related industries. Additionally, the products and services of companies in these industries may be subject to faster obsolescence as a result of greater competition, advancing technological developments, and changing market and consumer preferences. As a result, the stocks of companies in these industries may exhibit greater price volatility than those of companies in other industries.

   Lower Rated or Unrated Convertible Securities. The Fund may acquire, through purchase or a distribution by the issuer of a security held in its portfolio, a fixed-income security which is convertible into common stock of the issuer. Convertible securities rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

   To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, may sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.


   A portion of the convertible securities in which the Fund may invest will generally be rated below investment grade. Securities below investment grade are the equivalent of high yield, high risk bonds, commonly known as "junk bonds." Investment grade is generally considered to be debt securities rated BBB or higher by Standard & Poor's Corporation ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's"). Fixed-income securities rated Baa by Moody's or BBB by S&P have speculative characteristics greater than those of more highly rated securities, while fixed-income securities rated Ba or BB or lower by Moody's and S&P, respectively, are considered to be speculative investments. The Fund will not invest in convertible securities that are rated lower than B by S&P or Moody's or, if not rated, determined to be of comparable quality by the Adviser. The Fund will not invest in debt securities that are in default in payment of principal or interest. The ratings of fixed-income securities by Moody's and S&P are a generally accepted barometer of credit risk. However, as the creditworthiness of issuers of lower-rated fixed-income securities is more problematic than that of issuers of higher-rated fixed-income securities, the achievement of the Fund's investment objective will be more dependent upon the Adviser's own credit analysis than would be the case with a mutual fund invest-ing primarily in higher quality bonds. The Adviser will utilize a security's credit rating as simply one indication of an issuer's creditworthiness and will principally rely upon its own analysis of any security currently held by the Fund or potentially purchasable by the Fund for its portfolio. See the Appendix to the Statement of Additional Information for a discussion of ratings of fixed-income securities.

   Because of the special nature of the Fund's permitted investments in lower rated or unrated convertible securities, the Adviser must take account of certain special considerations in assessing the risks associated with such investments. The prices of lower rated or unrated securities have been found to be less sensitive to changes in prevailing interest rates than higher rated investments, but are likely to be more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. If the issuer of a fixed-income security owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and change can be expected to result in an increased volatility of market prices of lower rated or unrated securities and a corresponding volatility in the net asset value of a share of the Fund.

   Foreign securities. Foreign securities investments may be affected by changes in currency rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealings between nations. Fluctuations in the relative rates of exchange between the currencies of different nations will affect the value of the Fund's investments denominated in foreign currency. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and thereby impact upon the Fund's total return on such assets.

   Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets. These forces are themselves affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. Moreover, foreign currency exchange rates may be affected by the regulatory control of the exchanges on which the currencies trade. The foreign currency transactions of the Fund will be conducted on a spot basis or through forward foreign currency exchange contracts (described below). The Fund will incur certain costs in connection with these currency transactions.

   Investments in foreign securities will also occasion risks relating to political and economic developments abroad, including the possibility of expropriations or confiscatory taxation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about such companies. Moreover, foreign companies are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies.

   Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their American counterparts. Brokerage commissions, dealer concessions and other transaction costs may be higher on foreign markets than in the U.S. In addition, differences in clearance and settlement procedures on foreign markets may occasion delays in settlements of the Fund's trades effected in such markets. As such, the inability to dispose of portfolio securities due to settlement delays could result in losses to the Fund due to subsequent declines in value of such securities and the inability of the Fund to make intended security purchases due to settlement problems could result in a failure of the Fund to make potentially advantageous investments. To the extent the Fund purchases Eurodollar certifi-cates of deposit issued by foreign branches of domestic United States banks, consideration will be given to their domestic marketability, the lower reserve requirements normally mandated for overseas banking operations, the possible impact of interruptions in the flow of international currency transactions and future international political and economic developments which might adversely affect the payment of principal or interest.

   Warrants and Stock Rights. The Fund may invest up to 5% of the value of its net assets in warrants, including not more than 2% in warrants not listed on either the New York or American Stock Exchange. The Fund may also invest in stock rights. Warrants are, in effect, an option to purchase equity securities at a specific price, generally valid for a specific period of time, and have no voting rights, pay no dividends and have no rights with respect to the corporations issuing them. The Fund may acquire warrants and stock rights attached to other securities without reference to the foregoing limitations.

   Repurchase Agreements. The Fund may enter into repurchase agreements, which may be viewed as a type of secured lending by the Fund, and which typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures designed to minimize those risks. See the Statement of Additional Information for a further discussion of such investments.

   Private Placements. The Fund may invest up to 10% of its net assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or which are otherwise restricted. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of such securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale and the risk of substantial delays in effecting such registration.

   The Securities and Exchange Commission has adopted Rule 144A under the Securities Act, which permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Adviser, pursuant to procedures adopted by the Trustees of the Fund, will make a determination as to the liquidity of each such restricted security purchased by the Fund. If such Rule 144A security is determined to be "liquid," such security will not be included within the category "illiquid securities," which under current policy may not exceed 15% of the Fund's net assets. However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

   When-Issued and Delayed Delivery Securities and Forward Commitments. From time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of the Fund's net asset value. See the Statement of Additional Information for a further discussion of such investments.

   When, As and If Issued Securities. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. If the anticipated event does not occur and the securities are not issued, the Fund will have lost an investment opportunity. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. See the Statement of Additional Information for a further discussion of such investments.

   Zero Coupon Securities. A portion of the fixed-income securities purchased by the Fund may be zero coupon securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received on interest-paying securities if prevailing interest rates rise.

   A zero coupon security pays no interest to its holder during its life. Therefore, to the extent the fund invests in Zero coupon securities, it will not receive current cash available for distribution to shareholders. In addition, zero coupon securities are subject to substantially greater price fluctuations during periods of changing prevailing interest rates than are comparable securities which pay interest on a current basis. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

   Lending of Portfolio Securities. Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Fund (subject to certain notice provisions described in the Statement of Additional Information), and are at all times secured by cash or money market instruments, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least the market value, determined daily, of the loaned securities. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, loans of portfolio securities will only be made to firms deemed by the Adviser to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. The Fund will not under any circumstances lend more than 25% of the value of its total assets.

   Options and Futures Transactions. The Fund may purchase and sell (write) call and put options on (i) portfolio securities which are denominated in either U.S. dollars or foreign currencies; (ii) stock indexes; and (iii) the U.S. dollar and foreign currencies. Such options are or may in the future be listed on several U.S. and foreign securities exchanges or may be traded in over-the-counter transactions ("OTC options"). OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund.

   The Fund is permitted to write covered call options on portfolio securities and the U.S. dollar and foreign currencies, without limit, in order to hedge against the decline in the value of a security or currency in which such security is denominated (although such hedge is limited to the value of the premium received) and to close out long call option positions. The Fund may write covered put options, under which the Fund incurs an obligation to buy the security (or currency) underlying the option from the purchaser of the put at the option's exercise price at any time during the option period, at the purchaser's election.


   The Fund may purchase listed and OTC call and put options and options on stock indexes in amounts equalling up to 10% of its total assets, with a maximum of 5% of its total assets invested in the purchase of stock index options. The Fund may purchase call options to close out a covered call position or to protect against an increase in the price of a security it anticipates purchasing or, in the case of call options on a foreign currency, to hedge against an adverse exchange rate change of the currency in which the security it anticipates purchasing is denominated vis-a-vis the currency in which the exercise price is denominated. The Fund may purchase put options on securities which it holds in its portfolio to protect itself against a decline in the value of the security and to close out written put positions in a manner similar to call option closing purchase transactions. There are no other limits on the Fund's ability to purchase call and put options other than compliance with the foregoing policies.

   The Fund may purchase and sell futures contracts that are currently traded, or may in the future be traded, on U.S. and foreign commodity exchanges on underlying portfolio securities, on any currency ("currency" futures), on U.S. and foreign fixed-income securities ("interest rate" futures) and on such indexes of U.S. or foreign equity or fixed-income securities as may exist or come into being ("index" futures). The Fund may purchase or sell interest rate futures contracts for the purpose of hedging some or all of the value of its portfolio securities (or anticipated portfolio securities) against changes in prevailing interest rates. The Fund may purchase or sell index futures contracts for the purpose of hedging some or all of its portfolio (or anticipated portfolio) securities against changes in their prices. The Fund may purchase or sell currency futures contracts to hedge against an anticipated rise or decline in the value of the currency in which a portfolio security is denominated vis-a-vis another currency. As a futures contract purchaser, the Fund incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. As a seller of a futures contract, the Fund incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price.

   The Fund also may purchase and write call and put options on futures contracts which are traded on an exchange and enter into closing transactions with respect to such options to terminate an existing position.

   New futures contracts, options and other financial products and various combinations thereof continue to be developed. The Fund may invest in any such futures, options or products as may be developed, to the extent consistent with its investment objective and applicable regulatory requirements.

   Risks of Options and Futures Transactions. The Fund may close out its position as writer of an option, or as a buyer or seller of a futures contract, only if a liquid secondary market exists for options or futures contracts of that series. There is no assurance that such a market will exist, particularly in the case of OTC options, as such options may generally only be closed out by entering into a closing purchase transaction with the purchasing dealer. Also, exchanges may limit the amount by which the price of many futures contracts may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased.

   Futures contracts and options transactions may be considered speculative in nature and may involve greater risks than those customarily assumed by other investment companies which do not invest in such instruments. One such risk is that the Adviser could be incorrect in its expectations as to the direction or extent of various interest rate or price movements or the time span within which the movements take place. For example, if the Fund sold futures contracts for the sale of securities in anticipation of an increase in interest rates, and then interest rates went down instead, causing bond prices to rise, the Fund would lose money on the sale. Another risk which will arise in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities, currencies and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the U.S. dollar cash prices of the Fund's portfolio securities and their denominated currencies. See the Statement of Additional Information for a further discussion of risks.

   Forward Foreign Currency Exchange Contracts. The Fund may enter into forward foreign currency exchange contracts ("forward contracts") in connection with its foreign securities investments.

   A forward contract involves an obligation to purchase or sell a currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The Fund may enter into forward contracts as a hedge against fluctuations in future foreign exchange rates.

   The Fund will enter into forward contracts under various circumstances. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may, for example, desire to "lock in" the price of the security in U.S. dollars or some other foreign currency which the Fund is temporarily holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase (by the Fund or the counterparty) and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

   At other times, when, for example, the Fund's Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar or some other foreign currency, the Fund may enter into a forward contract to sell, for a fixed amount of dollars or other currency, the amount of foreign currency approximating the value of some or all of the Fund's securities holdings (or securities which the Fund has purchased for its portfolio) denominated in such foreign currency. Under identical circumstances, the Fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars or other currency, an amount of foreign currency other than the currency in which the securities to be hedged are denominated approximating the value of some or all of the portfolio securities to be hedged. This method of hedging, called "cross-hedging," will be selected by the Adviser when it is determined that the foreign currency in which the portfolio securities are denominated has insufficient liquidity or is trading at a discount as compared with some other foreign currency with which it tends to move in tandem.

   In addition, when the Fund's Adviser anticipates purchasing securities at some time in the future, and wishes to lock in the current exchange rate of the currency in which those securities are denominated against the U.S. dollar or some other foreign currency, the Fund may enter into a forward contract to purchase an amount of currency equal to some or all of the value of the anticipated purchase, for a fixed amount of U.S. dollars or other currency. The Fund may, however, close out the forward contract without purchasing the security which was the subject of the "anticipatory" hedge.

   In all of the above circumstances, if the currency in which the Fund's securities holdings (or anticipated portfolio securities) are denominated rises in value with respect to the currency which is being purchased (or sold), then the Fund will have realized fewer gains than had the Fund not entered into the forward contracts. Moreover, the precise matching of the forward contract amounts and the value of the securities involved will not generally be possible, since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Adviser. The Fund generally will not enter into a forward contract with a term of greater than one year, although it may enter into forward contracts for periods of up to five years. The Fund may be limited in its ability to enter into hedging transactions involving forward contracts by the Internal Revenue Code requirements relating to qualification as a regulated investment company (see "Dividends, Distributions and Taxes").

PORTFOLIO MANAGEMENT

   The Fund's portfolio is actively managed by the Adviser with a view to achieving the Fund's investment objective. Robert M. Hanisee and John A. Healey, each a Managing Director of the Adviser, are the primary portfolio managers of the Fund. Messrs. Hanisee and Healey have been portfolio managers with affiliates of The TCW Group, Inc. since 1990 and 1995, respectively. Prior to 1995, Mr. Healey served as an independent consultant with Healey Partners.

   In determining which securities to purchase for the Fund or hold in the Fund's portfolio, the Adviser will rely on information from various sources, including research, analysis and appraisals of brokers and dealers, including Dean Witter Reynolds Inc. ("DWR"), a broker-dealer affiliate of the Manager, and others regarding economic developments and interest rate trends, and the Adviser's own analysis of factors it deems relevant.

   Orders for transactions in portfolio securities and commodities are placed for the Fund with a number of brokers and dealers, including DWR. The Fund may incur brokerage commissions on transactions conducted through DWR. The Fund intends to buy and hold securities for capital appreciation. Although the Fund does not intend to engage in substantial short-term trading as a means of achieving its investment objective, the Fund may sell portfolio securities without regard to the length of time that they have been held, in order to take advantage of new investment opportunities or yield differentials, or because the Fund desires to preserve gains or limit losses due to changing economic conditions, interest rate trends, or the financial condition of the issuer. It is not anticipated that the Fund's portfolio turnover rate will exceed 150% in any one year. The Fund will incur underwriting discount costs (on underwritten securities) and brokerage costs commensurate with its portfolio turnover rate, and thus a higher level (over 100%) of portfolio transactions will increase the Fund's overall brokerage expenses. Short term gains and losses may result from such portfolio transactions. See "Dividends, Distributions and Taxes" for a discussion of the tax implications of the Fund's transactions.

   The expenses of the Fund relating to its portfolio management are likely to be greater than those incurred by other investment companies investing only in securities issued by domestic issuers, as custodial costs, brokerage commissions and other transaction charges related to investing on foreign markets are generally higher than in the United States.

   Except as specifically noted, all investment policies and practices discussed above are not fundamental policies of the Fund and thus may be changed without shareholder approval.

INVESTMENT RESTRICTIONS
------------------------------------------------------------------------------


   The investment restrictions listed below are among the restrictions which have been adopted by the Fund as fundamental policies. Under the Investment Company Act of 1940, as amended (the "Act"), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act. For purposes of the following limitations: (i) all percentage limitations apply immediately after a purchase or initial investment, and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.


   The Fund may not:

     1. As to 75% of its assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed by, the United States Government, its agencies or instrumentalities).

     2. As to 75% of its assets, purchase more than 10% of all outstanding voting securities or more than 10% of any class of securities of any one issuer.

     3. Invest 25% or more of the value of its total assets in securities of issuers in any one industry except that the Fund will invest at least 25% of its total assets in the telecommunications and information industry. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

PURCHASE OF FUND SHARES
-----------------------------------------------------------------------------

   The Fund offers its shares to the public on a continuous basis. Pursuant to a Distribution Agreement between the Fund and Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Manager, shares of the Fund are distributed by the Distributor and offered by DWR and other dealers (which may include TCW Brokerage Services, an affiliate of the Adviser) who have entered into selected broker-dealer agreements with the Distributor ("Selected Broker-Dealers"). The principal executive office of the Distributor is located at Two World Trade Center, New York, New York 10048.

   The minimum initial purchase is $1,000 and subsequent purchases of $100 or more may be made by sending a check, payable to TCW/DW Global Telecom Trust, directly to Dean Witter Trust Company (the "Transfer Agent") at P.O. Box 1040, Jersey City, NJ 07303, or by contacting an account executive of DWR or other Selected Broker-Dealer. The minimum initial purchase in the case of investments through EasyInvest (Service Mark) , an automatic purchase plan (see "Shareholder Services"), is $100, provided that the schedule of automatic investments will result in investments totalling at least $1,000 within the first twelve months. In the case of investments pursuant to Systematic Payroll Deduction Plans (including Individual Retirement Plans), the Fund, in its discretion, may accept investments without regard to any minimum amounts which would otherwise be required if the Fund has reason to believe that additional investments will increase the investment in all accounts under such Plans to at least $1,000. Certificates for shares purchased will not be issued unless a request is made by the shareholder in writing to the Transfer Agent.


   Shares of the Fund are sold through the Distributor on a normal three business day settlement basis; that is, payment is due on the third business day (settlement date) after the order is placed with the Distributor. Since DWR and other Selected Broker-Dealers forward investors' funds on settlement date, they will benefit from the temporary use of the funds if payment is made prior thereto. As noted above, orders placed directly with the Transfer Agent must be accompanied by payment. Investors will be entitled to receive income dividends and capital gains distributions if their order is received by the close of business on the day prior to the record date for such dividends and distributions.

   The offering price will be the net asset value per share next determined following receipt of an order by the Transfer Agent (see "Determination of Net Asset Value"). While no sales charge is imposed at the time shares are purchased, a contingent deferred sales charge may be imposed at the time of redemption (see "Repurchases and Redemptions"). Sales personnel of a Selected Broker-Dealer are compensated for selling shares of the Fund at the time of their sale by the Distributor and/or Selected Broker-Dealer. In addition, some sales personnel of the Selected Broker-Dealer will receive various types of non-cash compensation or special sales incentives, including trips, educational and/or business seminars and merchandise. The Fund and the Distributor reserve the right to reject any purchase orders.

PLAN OF DISTRIBUTION

   The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act (the "Plan"), under which the Fund pays the Distributor a fee, which is accrued daily and payable monthly, at an annual rate of 1% of the lesser of: (a) the average daily aggregate gross sales of the Fund's shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the Fund's average daily net assets. This fee is treated by the Fund as an expense in the year it is accrued. A portion of the fee payable pursuant to the Plan, equal to 0.25% of the Fund's average daily net assets, is characterized as a service fee within the meaning of NASD guidelines. The service fee is a payment made for personal service and/or the maintenance of shareholder accounts.

   For the fiscal period August 28, 1996 (commencement of operations) through November 30, 1996, the Fund accrued payments under the Plan amounting to $226,815, which amount is equal to the annualized rate of 0.97% of the Fund's average daily net assets for the fiscal period. The payments accrued under the Plan were calculated pursuant to clause (a) of the compensation formula under the Plan.


   Amounts paid under the Plan are paid to the Distributor to compensate it for the services provided and the expenses borne by the Distributor and others in the distribution of the Fund's shares, including the payment of commissions for sales of the Fund's shares and compensation to and expenses of DWR account executives and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan to compensate DWR and other Selected Broker-Dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed distribution expenses.


   At any given time, the expenses in distributing shares of the Fund may be in excess of the total of (i) the payments made by the Fund pursuant to the Plan, and (ii) the proceeds of contingent deferred sales charges paid by investors upon the redemption of shares (see "Repurchases and Redemptions--Contingent Deferred Sales Charge"). For example, if $1 million in expenses in distributing shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that the excess distribution expenses (including the excess carrying charge described above) totalled $6,257,689 at November 30, 1996, which was equal to 6.03% of the Fund's net assets on such date.

   Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses or any requirement that the Plan be continued from year to year, such excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred but not yet recovered through distribution fees of contingent deferred sales charges, may or may not be recovered through future distribution fees or contingent deferred sales charges.


DETERMINATION OF NET ASSET VALUE

   The net asset value per share of the Fund is determined once daily at 4:00 p.m., New York time (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time), on each day that the New York Stock Exchange is open by taking the value of all assets of the Fund, subtracting all its liabilities, dividing by the number of shares outstanding and adjusting to the nearest cent. The net asset value per share will not be determined on Good Friday and on such other federal and non-federal holidays as are observed by the New York Stock Exchange.


   In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other domestic or foreign stock exchange is valued at its latest sale price on that exchange (if there were no sales that day, the security is valued at the latest bid price); and (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price. When market quotations are not readily available, including circumstances under which it is determined by the Adviser that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the New York Stock Exchange as of the morning of valuation. Dividends receivable are accrued as of the ex-dividend date or as of the time that the relevant ex-dividend date and amounts become known.

   Short-term debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. Other short-term debt securities will be valued on a mark-to-market basis until such time as they reach a remaining maturity of 60 days, whereupon they will be valued at amortized cost using their value on the 61st day unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

   Certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations, in determining what the pricing service believes is the fair valuation of such portfolio securities.

SHAREHOLDER SERVICES
-----------------------------------------------------------------------------


   Automatic Investment of Dividends and Distributions. All income dividends and capital gains distributions are automatically paid in full and fractional shares of the Fund (or, if specified by the shareholder, any other TCW/DW
Fund), unless the shareholder requests that they be paid in cash. Shares so acquired are not subject to the imposition of a contingent deferred sales charge upon their redemption (see "Repurchases and Redemptions").


   Investment of Dividends or Distributions Received in Cash. Any shareholder who receives a cash payment representing a dividend or capital gains distribution may invest such dividend or distribution at the net asset value per share next determined after receipt by the Transfer Agent, by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Shares so acquired are not subject to the imposition of a contingent deferred sales charge upon their redemption (see "Repurchases and Redemptions").

   EasyInvest (Service Mark) . Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account, on a semi-monthly, monthly or quarterly basis, to the Fund's Transfer Agent for investment in shares of the Fund. Shares purchased through EasyInvest will be added to the shareholder's existing account at the net asset value calculated the same business day the transfer of funds is effected. For further information or to subscribe to EasyInvest, shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent.

   Systematic Withdrawal Plan. A systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current net asset value. The Withdrawal Plan provides for monthly or quarterly (March, June, September and December) checks in any dollar amount, not less than $25, or in any whole percentage of the account balance, on an annualized basis. Any applicable contingent deferred sales charge will be imposed on shares redeemed under the Withdrawal Plan (See "Repurchases and Redemptions--Contingent Deferred Sales Charge"). Therefore, any shareholder participat-ing in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable contingent deferred sales charge) to the shareholder will be the designated monthly or quarterly amount.

   Shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent for information about any of the above services.

   Tax Sheltered Retirement Plans. Retirement plans are available for use by corporations, the self-employed, Individual Retirement Accounts and Custodial Accounts under Section 403(b)(7) of the Internal Revenue Code. Adoption of such plans should be on advice of legal counsel or tax adviser.

   For further information regarding plan administration, custodial fees and other details, investors should contact their account executive or the Transfer Agent.

EXCHANGE PRIVILEGE

   The Fund makes available to its shareholders an "Exchange Privilege" allowing the exchange of shares of the Fund for shares of any other TCW/DW Fund sold with a contingent deferred sales charge ("CDSC Funds"), for shares of TCW/DW North American Government Income Trust, TCW/DW Income and Growth Fund, TCW/DW Balanced Fund and for shares of five money market funds for which InterCapital serves as investment manager: Dean Witter Liquid Asset Fund Inc., Dean Witter U.S. Government Money Market Trust, Dean Witter Tax-Free Daily Income Trust, Dean Witter California Tax-Free Daily Income Trust and Dean Witter New York Municipal Money Market Trust (the foregoing eight funds are hereinafter collectively referred to as the "Exchange Funds"). Exchanges may be made after the shares of the Fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment.

   Shareholders utilizing the Fund's Exchange Privilege may subsequently re-exchange such shares back to the Fund. However, no exchange privilege is available between the Fund and any other fund managed by the Manager or InterCapital, other than other TCW/DW Funds and the five money market funds listed above.

   An exchange to another CDSC Fund or to any Exchange Fund that is not a money market fund is on the basis of the next calculated net asset value per share of each fund after the exchange order is received. When exchanging into a money market fund from the Fund or any other TCW/DW Fund, shares of the Fund are redeemed out of the Fund at their next calculated net asset value and the proceeds of the redemption are used to purchase shares of the money market fund at their net asset value determined the following day. Subsequent exchanges between any of the money market funds and any TCW/DW Fund can be effected on the same basis. No contingent deferred sales charge ("CDSC") is imposed at the time of any exchange, although any applicable CDSC will be imposed upon ultimate redemption. During the period of time the shareholder remains in the Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired), the holding period (for the purpose of determining the rate of the CDSC) is frozen. If those shares are subsequently reexchanged for shares of a CDSC Fund, the holding period previously frozen when the first exchange was made resumes on the last day of the month in which shares of a CDSC Fund are reacquired. Thus, the CDSC is based upon the time (calculated as described above) the shareholder was invested in a CDSC Fund (see "Repurchases and Redemptions--Contingent Deferred Sales Charge"). However, in the case of shares of the Fund exchanged into an Exchange Fund, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 distribution fees which are attributable to those shares. (Exchange Fund 12b-1 distribution fees are described in the prospectuses for those funds.)

   Purchases and exchanges should be made for investment purposes only. A pattern of frequent exchanges may be deemed by the Manager to be abusive and contrary to the best interests of the Fund's other shareholders and, at the Manager's discretion, may be limited by the Fund's refusal to accept additional purchases and/or exchanges from the investor. Although the Fund does not have any specific definition of what constitutes a pattern of frequent exchanges, and will consider all relevant factors in determining whether a particular situation is abusive and contrary to the best interests of the Fund and its other shareholders, investors should be aware that the Fund, each of the other TCW/DW Funds and each of the money market funds may in its discretion limit or otherwise restrict the number of times this Exchange Privilege may be exercised by any investor. Any such restriction will be made by the Fund on a prospective basis only, upon notice to the shareholder not later than ten days following such shareholder's most recent exchange. Also, the Exchange Privilege may be terminated or revised at any time by the Fund and/or any of such other TCW/DW Funds or money market funds for which shares of the Fund have been exchanged, upon such notice as may be required by applicable regulatory agencies. Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their account executive regarding restrictions on exchange of shares of the Fund pledged in the margin account.

   The current prospectus for each fund describes its investment objective(s) and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within ninety days after the shares are purchased. The Exchange Privilege is only available in states where an exchange may legally be made.

   If DWR or another Selected Broker-Dealer is the current dealer of record and its account numbers are part of the account information, shareholders may initiate an exchange of shares of the Fund for shares of any of the money market funds for which the Exchange Privilege is available pursuant to this Exchange Privilege by contacting their DWR or other Selected Broker-Dealer account executive (no Exchange Privilege Authorization Form is required). Other shareholders (and those shareholders who are clients of DWR or another Selected Broker-Dealer but who wish to make exchanges directly by writing or telephoning the Transfer Agent) must complete and forward to the Transfer Agent an Exchange Privilege Authorization Form, copies of which may be obtained from the Transfer Agent, to initiate an exchange. If the Authorization Form is used, exchanges may be made in writing or by contacting the Transfer Agent at (800) 869-NEWS (toll-free). The Fund will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. Such procedures include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number and DWR or other Selected Broker-Dealer account number (if any). Telephone instructions will also be recorded. If such procedures are not employed, the Fund may be liable for any losses due to unauthorized or fraudulent instructions.

   Telephone exchange instructions will be accepted if received by the Transfer Agent between 9:00 a.m. and 4:00 p.m. New York time, on any day the New York Stock Exchange is open. Any shareholder wishing to make an exchange who has previously filed an Exchange Privilege Authorization Form and who is unable to reach the Fund by telephone should contact his or her DWR or other Selected Broker-Dealer account executive, if appropriate, or make a written exchange request. Shareholders are advised that during periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case in the past with other funds managed by the Manager.

   Shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent for further information about the Exchange Privilege.

REPURCHASES AND REDEMPTIONS
-----------------------------------------------------------------------------


   Repurchase. DWR and other Selected Dealers are authorized to repurchase shares represented by a share certificate which is delivered to any of their offices. Shares held in a shareholder's account without a share certificate may also be repurchased by DWR and other Selected Broker-Dealers upon the telephonic or telegraphic request of the shareholder. The repurchase price is the net asset value per share next computed (see "Purchase of Fund Shares") after such repurchase order is received by DWR or other Selected Broker-Dealer, reduced by any applicable contingent deferred sales charge ("CDSC") (see below).


   The CDSC, if any, will be the only fee imposed by the Fund, the Distributor, DWR or other Selected Broker-Dealer. The offers by DWR and other Selected Broker-Dealers to repurchase shares may be suspended without notice by them at any time. In that event, shareholders may redeem their shares through the Fund's Transfer Agent as set forth below under "Redemption."

   Redemption. Shares of the Fund can be redeemed for cash at any time at the net asset value per share next determined; however, such redemption proceeds will be reduced by the amount of any applicable contingent deferred sales charge (see below). If shares are held in a shareholder's account without a share certificate, a written request for redemption to the Fund's Transfer Agent at P.O. Box 983, Jersey City, NJ 07303 is required. If certificates are held by the shareholder, the shares may be redeemed by surrendering the certificates with a written request for redemption along with any additional documentation required by the Transfer Agent.

   Contingent Deferred Sales Charge. Shares of the Fund which are held for six years or more after purchase (calculated from the last day of the month in which the shares were purchased) will not be subject to any charge upon redemption. Shares redeemed sooner than six years after purchase may, however, be subject to a charge upon redemption. This charge is called a "contingent deferred sales charge" ("CDSC"), which will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The size of this percentage will depend upon how long the shares have been held, as set forth in the table below:

                                CONTINGENT DEFERRED
         YEAR SINCE                SALES CHARGE
          PURCHASE              AS A PERCENTAGE OF
        PAYMENT MADE             AMOUNT REDEEMED
        ------------             ---------------
First ......................           5.0%
Second .....................           4.0%
Third ......................           3.0%
Fourth .....................           2.0%
Fifth ......................           2.0%
Sixth ......................           1.0%
Seventh and thereafter  ....           None

   A CDSC will not be imposed on: (i) any amount which represents an increase in value of shares purchased within the six years preceding the redemption;
(ii) the current net asset value of shares purchased more than six years prior to the redemption; and (iii) the current net asset value of shares purchased through reinvestment of dividends or distributions. Moreover, in determining whether a CDSC is applicable it will be assumed that amounts described in (i), (ii) and (iii) above (in that order) are redeemed first.

   In addition, the CDSC, if otherwise applicable, will be waived in the case of:

   (1) redemptions of shares held at the time a shareholder dies or becomes
disabled, only if the shares are:   (a) registered either in the name of an
individual shareholder (not a trust), or in the names of such shareholder and
his or her spouse as joint tenants with right of survivorship; or   (b) held
in a qualified corporate or self-employed retirement plan, Individual Retirement Account ("IRA") or Custodial Account under Section 403(b)(7) of the Internal Revenue Code ("403(b) Custodial Account"), provided in either case that the redemption is requested within one year of the death or initial determination of disability;

   (2) redemptions in connection with the following retirement plan
distributions:   (a) lump-sum or other distributions from a qualified
corporate or self-
employed retirement plan following retirement (or, in the case of a "key
employee" of a "top heavy" plan, following attainment of age 59 1/2);   (b)
distributions from an IRA or 403(b) Custodial Account following attainment of
age 59 1/2; or   (c) a tax-free return of an excess contribution to an IRA;
and


   (3) all redemptions of shares held for the benefit of a participant in a corporate or self-employed retirement plan qualified under Section 401(k) of the Internal Revenue Code which offers investment companies managed by the Manager or its parent, Dean Witter InterCapital Inc., as self-directed investment alternatives and for which Dean Witter Trust Company or Dean Witter Trust FSB, each of which is an affiliate of the Manager, serves as
Trustee ("Eligible 401(k) Plan"), provided that either:   (a) the plan
continues to be an Eligible 401(k) Plan after the redemption; or   (b) the
redemption is in connection with the complete termination of the plan involving the distribution of all plan assets to participants.


   With reference to (1) above, for the purpose of determining disability, the Distributor utilizes the definition of disability contained in Section 72(m)(7) of the Internal Revenue Code, which relates to the inability to engage in gainful employment. With reference to (2) above, the term "distribution" does not encompass a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee. All waivers will be granted only following receipt by the Distributor of confirmation of the shareholder's entitlement.

   Payment for Shares Redeemed or Repurchased. Payment for shares presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. Such payment may be postponed or the right of redemption suspended under unusual circumstances, e.g., when normal trading is not taking place on the New York Stock Exchange. If the shares to be redeemed have recently been purchased by check, payment of the redemptionproceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of receipt of the check by the Transfer Agent). Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their account executive regarding restrictions on redemption of shares of the Fund pledged in the margin account.

   Reinstatement Privilege. A shareholder who has had his or her shares repurchased or redeemed and has not previously exercised this reinstatement privilege may, within thirty days after the date of the repurchase or redemption, reinstate any portion or all of the proceeds of such repurchase or redemption in shares of the Fund at net asset value next determined after a reinstatement request, together with the proceeds, is received by the Transfer Agent and receive a pro-rata credit for any CDSC paid in connection with such repurchase or redemption.


   Involuntary Redemption. The Fund reserves the right, on sixty days' notice, to redeem, at their net asset value, the shares of any shareholder (other than shares held in an Individual Retirement Account or Custodial Account under Section 403(b)(7) of the Internal Revenue Code) whose shares due to redemptions by the shareholder have a value of less than $100 or such lesser amount as may be fixed by the Trustees or, in the case of an account opened through EasyInvestSM, if after twelve months the shareholder has invested less than $1,000 in the account. However, before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares is less than the applicable amount and allow him or her sixty days to make an additional investment in an amount which will increase the value of his or her account to at least the applicable amount before the redemption is processed. No CDSC will be imposed on any involuntary redemption.

DIVIDENDS, DISTRIBUTIONS AND TAXES
-----------------------------------------------------------------------------

   Dividends and Distributions. The Fund intends to pay dividends and to distribute substantially all of its net investment income and net short-term and net long-term capital gains, if any, at least once each year. The Fund may, however, determine to retain all or part of any net long-term capital gains in any year for reinvestment.

   All dividends and any capital gains distributions will be paid in additional Fund shares and automatically credited to the shareholder's account without issuance of a share certificate unless the shareholder requests in writing that all dividends and/or distributions be paid in cash. (See "Shareholder Services -- Automatic Investment of Dividends and Distributions.")

   Taxes. Because the Fund intends to distribute all of its net investment income and capital gains to shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, it is not expected that the Fund will be required to pay any federal income tax. Shareholders who are required to pay taxes on their income will normally have to pay federal income taxes, and any state income taxes, on the dividends and distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or net short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash. Any dividends declared with a record date in the last quarter of any calendar year which are paid in the following year prior to February 1 will be deemed received by the shareholder in the prior calendar year. Dividend payments will be eligible for the federal dividends received deduction available to the Fund's corporate shareholders only to the extent the aggregate dividends received by the Fund would be eligible for the deduction if the Fund were the shareholder claiming the dividends received deduction. In this regard, a 46-day holding period generally must be met by the Fund and the shareholder.

   Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. The Fund is subject to foreign withholding taxes and the pass through of such taxes may not be available to shareholders.


   The Fund may at times make payments from sources other than income or net capital gains. Payments from such sources will, in effect, represent a return of a portion of each shareholder's investment. All, or a portion, of such payments will not be taxable to shareholders.


   After the end of the calendar year, shareholders will be sent full information on their dividends and capital gains distributions for tax purposes. To avoid being subject to a 31% federal backup withholding tax on taxable dividends, capital gains distributions and the proceeds of redemptions and repurchases, shareholders' taxpayer identification numbers must be furnished and certified as to their accuracy.

   Shareholders should consult their tax advisers as to the applicability of the foregoing to their current situation.

PERFORMANCE INFORMATION
-----------------------------------------------------------------------------

   From time to time the Fund may quote its "total return" in advertisements and sales literature. The total return of the Fund is based on historical earnings and is not intended to indicate future performance. The "average annual total return" of the Fund refers to a figure reflecting the average annualized percentage increase (or decrease) in the value of an initial investment in the Fund of $1,000 over one, five and ten years or the life of the Fund, if less than any of the foregoing. Average annual total return reflects all income earned by the Fund, any appreciation or depreciation of the Fund's assets, all expenses incurred by the Fund and all sales charges which would be incurred by redeeming shareholders, for the period. It also assumes reinvestment of all dividends and distributions paid by the Fund.

   In addition to the foregoing, the Fund may advertise its total return over different periods of time by means of aggregate, average, and year-by-year or other types of total return figures. Such calculations may or may not reflect the deduction of the contingent deferred sales charge which, if reflected, would reduce the performance quoted. The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in shares of the Fund. The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations (such as mutual fund performance rankings of Lipper Analytical Services, Inc.).

ADDITIONAL INFORMATION
-----------------------------------------------------------------------------

   Voting Rights. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges.

   The Fund is not required to hold Annual Meetings of Shareholders and, in ordinary circumstances, the Fund does not intend to hold such meetings. The Trustees may call Special Meetings of Shareholders for action by shareholder vote as may be required by the Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by action of the Trustees or by the shareholders.

   Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that Fund obligations include such disclaimer, and provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitation on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

   Code of Ethics. The Adviser is subject to a Code of Ethics with respect to investment transactions in which the Adviser's officers, directors and certain other persons have a beneficial interest to avoid any actual or potential conflict or abuse of their fiduciary position. The Code of Ethics, as it pertains to the TCW/DW Funds, contains several restrictions and procedures designed to eliminate conflicts of interest including: (a) pre-clearance of personal investment transactions to ensure that personal transactions by employees are not being conducted at the same time as the Adviser's clients; (b) quarterly reporting of personal securities transactions; (c) a prohibition against personally acquiring securities in an initial public offering, entering into uncovered short sales and writing uncovered options; (d) a seven day "blackout period" prior or subsequent to a TCW/DW Fund transaction during which portfolio managers are prohibited from making certain transactions in securities which are being purchased or sold by a TCW/DW Fund; (e) a prohibition, with respect to certain investment personnel, from profiting in the purchase and sale, or sale and purchase, of the same (or equivalent) securities within 60 calendar days; and (f) a prohibition against acquiring any security which is subject to firm wide or, if applicable, a department restriction of the Adviser. The Code of Ethics provides that exemptive relief may be given from certain of its requirements, upon application. The Adviser's Code of Ethics complies with regulatory requirements and, insofar as it relates to persons associated with registered investment companies, the 1994 Report of the Advisory Group on Personal Investing of the Investment Company Institute.

   Shareholder Inquiries. All inquiries regarding the Fund should be directed to the Fund at the telephone numbers or address set forth on the front cover of this Prospectus.

TCW/DW GLOBAL TELECOM TRUST
Portfolio of Investments November 30, 1996 (unaudited)
-----------------------------------------------------------------------------



 NUMBER OF
   SHARES                                               VALUE
-----------                                        --------------
            COMMON STOCKS (94.1%)
            AUSTRALIA (1.5%)
            PUBLISHING
    72,400  News Corp. Ltd. (ADR) .................   $1,538,500
                                                   --------------
            BRAZIL (1.5%)
            TELECOMMUNICATIONS
    20,400  Telecomunicacoes Brasileiras S/A
            -Tebras (ADR) .........................    1,545,300
                                                   --------------
            CANADA (3.4%)
            COMMUNICATIONS - EQUIPMENT & SOFTWARE
    26,200  Newbridge Network Corp.* ..............      779,450
                                                   --------------
            COMMUNICATIONS-
            EQUIPMENT/MANUFACTURERS
    18,800  Northern Telecom Ltd. .................    1,236,100
                                                   --------------
            ENTERTAINMENT
    69,000  Cinar Films, Inc. (Class B)* ..........    1,518,000
                                                   --------------
            TOTAL CANADA ..........................    3,533,550
                                                   --------------
            CHILE (0.8%)
            TELECOMMUNICATIONS
     8,300  Compania de Telecommunicaciones de
            Chile S.A. (ADR) ......................      789,537
                                                   --------------
            FINLAND (1.0%)
            TELECOMMUNICATIONS
    17,600  Nokia Corp. (ADR) .....................      987,800
                                                   --------------
            GERMANY (1.6%)
            OIL RELATED
    20,000  RWE AG ................................      883,978
            TELECOMMUNICATIONS
    30,100  Tele Danmark A/S (ADR) ................      752,500
                                                   --------------
            TOTAL GERMANY .........................    1,636,478
                                                   --------------
            HUNGARY (0.7%)
            CABLE/CELLULAR
     2,800  Matav RT* .............................      727,135
                                                   --------------
            INDONESIA (0.6%)
            TELECOMMUNICATIONS
   250,000  PT Indosat ............................      690,593
                                                   --------------
            ITALY (2.7%)
            AUTOMOTIVE
   800,000  Pirelli SpA ...........................    1,461,279
                                                   --------------
            TELECOMMUNICATIONS
   600,000  Telecom Italia SpA ....................    1,412,481
                                                   --------------
            TOTAL ITALY ...........................    2,873,760
                                                   --------------
            JAPAN (3.8%)
            ELECTRONIC & ELECTRICAL EQUIPMENT
    24,000  Sony Corp. (ADR) ......................   $1,551,000
                                                   --------------
            ELECTRONIC COMPONENTS
    10,000  Hitachi Ltd. (ADR) ....................      946,250
                                                   --------------
            UTILITIES - TELEPHONE
    40,000  Nippon Telegraph & Telephone (ADR)  ...    1,440,000
                                                   --------------
            TOTAL JAPAN ...........................    3,937,250
                                                   --------------
            MALAYSIA (1.3%)
            TELECOMMUNICATIONS
   236,000  Leader Universal Holdings Berhad  .....      537,107
    88,000  Telekom Malaysia Berhad* ..............      801,108
                                                   --------------
            TOTAL MALAYSIA ........................    1,338,215
                                                   --------------
            MEXICO (0.7%)
            LEISURE TIME/EQUIPMENT
    25,000  Grupo Televisa S.A. (GDR)* ............      681,250
                                                   --------------
            NETHERLANDS (2.0%)
            ELECTRONICS
    50,000  Philips Electronics N.V. ..............    2,025,000
                                                   --------------
            NORWAY (0.8%)
            TELECOMMUNICATION EQUIPMENT
    21,408  Nera ASA (ADR) ........................      872,376
                                                   --------------
            PHILIPPINES (1.5%)
            UTILITIES TELEPHONE
    28,264  Philippine Long Distance Telephone Co.
            (ADR) .................................    1,625,180
                                                   --------------
            PORTUGAL (1.4%)
            TELECOMMUNICATIONS
    56,400  Portugal Telecom S.A. (ADR) ...........    1,494,600
                                                   --------------
            RUSSIA (1.0%)
            TELECOMMUNICATIONS
        45  Rostelecom (RDC) -144A** ..............    1,035,000
                                                   --------------
            SPAIN (0.8%)
            UTILITIES - TELEPHONE
    41,300  Telefonica de Espana ..................      904,961
                                                   --------------
            SWEDEN (2.0%)
            UTILITIES - TELEPHONE
    66,000  Ericsson (L.M.) Telephone Co. AB (ADR)     2,029,500
                                                   --------------
            UNITED KINGDOM (2.5%)
            CABLE/CELLULAR
   25,700   British Telecommunications PLC (ADR)  .    1,635,163
                                                   --------------

TCW/DW GLOBAL TELECOM TRUST
Portfolio of Investments November 30, 1996 (unaudited) (continued)
-----------------------------------------------------------------------------

 NUMBER OF
   SHARES                                               VALUE
-----------                                        --------------
            TELECOMMUNICATIONS
    21,200  Vodafone Group PLC (ADR) ..............  $   916,900
                                                   --------------
            TOTAL UNITED KINGDOM ..................    2,552,063
                                                   --------------
            UNITED STATES (61.0%)
            ADVERTISING
    34,500  Omnicom Group, Inc. ...................    1,759,500
                                                   --------------
            BROADCAST MEDIA
    36,700  American Radio Systems Corp.* .........      990,900
    29,000  BET Holdings, Inc. (Class A)* .........      804,750
    40,500  Cox Communications, Inc. (Class A)*  ..      830,250
    27,600  Infinity Broadcasting Corp. (Class A)*       886,650
    43,600  Liberty Media Group (Class A)*  .......    1,084,550
    15,000  Univision Communications, Inc.*  ......      596,250
                                                   --------------
                                                       5,193,350
                                                   --------------
            BUSINESS SERVICES
    44,700  Cognizant Corp* .......................    1,542,150
                                                   --------------
            CABLE TELEVISION EQUIPMENT
    50,000  TV Filme, Inc.* .......................      656,250
                                                   --------------
            COMMUNICATIONS -EQUIPMENT & SOFTWARE
    22,600  Cascade Communications Corp.* .........    1,553,750
    29,200  Cisco Systems, Inc.* ..................    1,981,950
                                                   --------------
                                                       3,535,700
                                                   --------------
            COMPUTER SOFTWARE
     9,900  Microsoft Corp.* ......................    1,553,062
    17,200  Pairgain Technologies, Inc.* ..........    1,094,350
    28,600  Security Dynamics Technologies, Inc.*      1,176,175
    15,200  Shiva Corp.* ..........................      627,000
    60,900  Trusted Information Systems, Inc.*  ...      723,187
                                                   --------------
                                                       5,173,774
                                                   --------------
            COMPUTER SOFTWARE & SERVICES
   102,500  GT Interactive Software Corp.*  .......    1,191,562
    36,900  Objective Systems Integrators, Inc.*  .      899,437
    43,500  Sterling Commerce, Inc.* ..............    1,370,250
                                                   --------------
                                                       3,461,249
                                                   --------------
            COMPUTERS - SYSTEMS
    16,500  3Com Corp.* ...........................    1,239,562
                                                   --------------
            ELECTRIC - MAJOR
    94,000  Westinghouse Electric Corp. ...........    1,762,500
                                                   --------------
            ELECTRONIC & ELECTRICAL EQUIPMENT
    20,100  C-Cube Microsystems, Inc.* ............      871,837
    23,600  Vitesse Semiconductors Corp.* .........    1,123,950
                                                   --------------
                                                       1,995,787
                                                   --------------
            ELECTRONICS - DEFENSE
    27,500  General Motors Corp. (Class H)  .......   $1,498,750
                                                   --------------
            ELECTRONICS - SEMICONDUCTORS/COMPONENTS
     9,600  Intel Corp. ...........................    1,216,800
    25,100  Maxim Integrated Products, Inc.*  .....    1,160,875
                                                   --------------
    36,100  Motorola, Inc. ........................    1,999,038
    30,100  Triquint Semiconductor, Inc.* .........      673,488
                                                   --------------
                                                       5,050,201
                                                   --------------
            ENTERTAINMENT
    24,900  Electronic Arts, Inc.* ................      799,913
    20,000  Evergreen Media Corp. (Class A)*  .....      495,000
                                                   --------------
                                                       1,294,913
                                                   --------------
            FINANCE
   100,800  CUC International, Inc.* ..............    2,658,600
                                                   --------------
            MEDIA GROUP
    68,000  General Instrument Corp.* .............    1,504,500
                                                   --------------
            PUBLISHING
    68,700  Golden Books Family Entertainment,
            Inc.* .................................      781,463
    50,100  Mecklermedia Corp.* ...................    1,014,525
    11,400  Scholastic Corp.* .....................      849,300
                                                   --------------
                                                       2,645,288
                                                   --------------
            TELECOMMUNICATION EQUIPMENT
    81,100  Harmonic Lightwaves, Inc.* ............    1,601,725
    42,800  LCC International, Inc. (Class A)*  ...      642,000
   109,900  Loral Space & Communications Ltd.*  ...    2,033,150
    37,000  P-COM, Inc.* ..........................    1,156,250
    13,600  U.S. Robotics Corp.* ..................    1,067,600
                                                   --------------
                                                       6,500,725
                                                   --------------
            TELECOMMUNICATIONS
    38,300  LCI International, Inc.* ..............    1,249,538
    29,100  Lucent Technologies, Inc. .............    1,491,375
    28,400  MFS Communications Company, Inc.*  ....    1,370,300
    28,200  Omipoint Corp.* .......................      740,250
    27,100  Qualcomm Inc.* ........................    1,131,425
    35,000  SmarTalk Teleservices Inc.* ...........      437,500
    37,800  Sprint Corp. ..........................    1,582,875
    71,400  Tele-Communications, Inc. (Class A)*  .      963,900
    95,900  Tele-Communications International,
            Inc. (Class A)* .......................    1,438,500
   85,700   Teleport Communications Group Inc.
            (Class A)* ............................   2,838,813

TCW/DW GLOBAL TELECOM TRUST
Portfolio of Investments November 30, 1996 (unaudited) (continued)
------------------------------------------------------------------------------

 NUMBER OF
   SHARES                                               VALUE
-----------                                        --------------
    48,300  Western Wireless Corp. (Class A)*  ....  $   676,200
    49,700  Winstar Communications, Inc.* .........    1,031,275
                                                   --------------
                                                      14,951,951
                                                   --------------
            TOYS
   125,000  T-HQ, Inc.* ...........................      960,938
                                                   --------------
            TOTAL UNITED STATES ...................   63,385,688
                                                   --------------
            VENEZUELA (1.5%)
            TELECOMMUNICATIONS
    60,000  Compania Anonima Nacional Telefonos de
            Venezuela (ADR)* ......................  $ 1,522,500
                                                   --------------


 NUMBER OF
   SHARES                                            VALUE
-----------                                     ----------------
TOTAL COMMON STOCKS
 (IDENTIFIED COST $91,206,669) (A)  .    94.1%      97,726,236

CASH AND OTHER ASSETS
 IN EXCESS OF LIABILITIES ..........      5.9        6,104,033
                                     ---------- ----------------
NET ASSETS .........................    100.0%    $103,830,269
                                     ========== ================

------------
   ADR  American Depository Receipt.
   GDR   Global Depository Receipt.
   RDC   Russian Depository Certificate.
     *   Non-income producing security.
    **   Resale is restricted to qualified institutional investors.
    (a) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation was $9,370,160 and the aggregate gross unrealized depreciation was $2,850,593, resulting in net unrealized appreciation of $6,519,567.

                       See Notes to Financial Statements

TCW/DW GLOBAL TELECOM TRUST
Summary of Investments November 30, 1996 (unaudited)
-----------------------------------------------------------------------------


                                                          PERCENT OF
INDUSTRY                                      VALUE       NET ASSETS
----------------------------------------  -------------  ------------

Advertising .............................   $ 1,759,500        1.7%
Automotive ..............................     1,461,279        1.4
Broadcast Media .........................     5,193,350        5.0
Business Services .......................     1,542,150        1.5
Cable Television Equipment ..............       656,250        0.6
Cable/Cellular ..........................     2,362,297        2.3
Communications - Equipment & Software  ..     4,315,150        4.2
Communications - Equipment/Manufacturers      1,236,100        1.2
Computer Software .......................     5,173,775        5.0
Computer Software & Services ............     3,461,250        3.3
Computers - Systems .....................     1,239,562        1.2
Electric - Major ........................     1,762,500        1.7
Electronic & Electrical Equipment  ......     3,546,787        3.4
Electronic Components ...................       946,250        0.9
Electronics .............................     2,025,000        1.9
Electronics - Defense ...................     1,498,750        1.4
Electronics - Semiconductors/Components .     4,376,712        4.2
Entertainment ...........................     3,486,401        3.4
Finance .................................     2,658,600        2.6
Leisure Time/Equipment ..................       681,250        0.7
Media Group .............................     1,504,500        1.4
Oil Related .............................       883,978        0.9
Publishing ..............................     4,183,788        4.0
Telecommunication Equipment .............     7,373,101        7.1
Telecommunications ......................    27,437,377       26.4
Toys ....................................       960,938        0.9
Utilities - Telephone ...................     5,999,641        5.8
                                          -------------  ------------
                                            $97,726,236       94.1%
                                          =============  ============

TCW/DW GLOBAL TELECOM TRUST
Financial Statements
-----------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
November 30, 1996 (unaudited)
-----------------------------------------------------------------------------


ASSETS:
Investments in securities, at value
 (identified cost $91,206,669) .............   $ 97,726,236
Cash .......................................      4,887,114
Receivable for:
 Investments sold ..........................      1,415,958
 Shares of beneficial interest sold  .......        494,604
 Dividends .................................         47,142
 Interest ..................................         34,674
Deferred organizational expenses ...........        149,993
Prepaid expenses ...........................         12,879
                                             --------------
  TOTAL ASSETS .............................    104,768,600
                                             --------------
LIABILITIES:
Payable for:
 Investments purchased .....................        549,333
 Plan of distribution fee ..................         78,002
 Management fee ............................         48,600
 Investment advisory fee ...................         32,400
 Shares of beneficial interest repurchased           15,662
Organizational expenses ....................        158,225
Accrued expenses ...........................         56,109
                                             --------------
  TOTAL LIABILITIES ........................        938,331
                                             --------------
NET ASSETS:
Paid-in-capital ............................     97,619,568
Net unrealized appreciation ................      6,519,444
Net investment loss ........................       (285,674)
Net realized loss ..........................        (23,069)
                                             --------------
  NET ASSETS ...............................   $103,830,269
                                             ==============
NET ASSET VALUE PER SHARE, 9,700,081
 shares outstanding (unlimited shares
 authorized of $.01 par value) .............   $      10.70
                                             ==============

-----------------------------------------------------------------------------
STATEMENT OF OPERATIONS For the period
August 28, 1996* through November 30, 1996 (unaudited)
-----------------------------------------------------------------------------

NET INVESTMENT INCOME:
 INCOME
  Interest .................................   $    185,227
  Dividends (net of $4,378 foreign
   withholding tax) ........................         81,897
                                             --------------
   TOTAL INCOME ............................        267,124
                                             --------------
 EXPENSES
  Plan of distribution fee .................        226,815
  Management fee ...........................        139,843
  Investment advisory fee ..................         93,228
  Custodian fees ...........................         21,092
  Transfer agent fees and expenses  ........         16,874
  Professional fees ........................         16,427
  Registration fees ........................         14,214
  Shareholder reports and notices ..........         10,894
  Organizational expenses ..................          8,232
  Trustees' fees and expenses ..............          5,179
                                             --------------
   TOTAL EXPENSES ..........................        552,798
                                             --------------
   NET INVESTMENT LOSS .....................       (285,674)
                                             --------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on:
  Investments ..............................        (23,424)
  Foreign exchange transactions ............            355
                                             --------------
   NET LOSS ................................        (23,069)
                                             --------------
 Net unrealized appreciation on:
  Investments ..............................      6,519,567
                                             --------------
  Translation of other assets and
   liabilities denominated in foreign
   currencies ..............................           (123)
   NET APPRECIATION ........................      6,519,444
   NET GAIN ................................      6,496,375
   NET INCREASE ............................   $  6,210,701
                                             ==============


STATEMENT OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------

                                                                      FOR THE PERIOD
                                                                 AUGUST 28, 1996* THROUGH
                                                                     NOVEMBER 30, 1996
                                                                 ------------------------
                                                                        (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
  Net investment loss ..........................................        $   (285,674)
  Net realized loss ............................................             (23,069)
  Net unrealized appreciation ..................................           6,519,444
                                                                        -------------
   Net increase ................................................           6,210,701
 Net increase from transactions in shares of beneficial
 interest ......................................................          97,519,568
                                                                        -------------
   Net increase ................................................         103,730,269
NET ASSETS:
 Beginning of period ...........................................             100,000
                                                                        -------------
 END OF PERIOD (Including a net investment loss of $285,674)  ..        $103,830,269
                                                                        =============

--------------
   * Commencement of Operations.

                       See Notes to Financial Statements

TCW/DW GLOBAL TELECOM TRUST
Notes to Financial Statements November 30, 1996 (unaudited)
-----------------------------------------------------------------------------

1. ORGANIZATION AND ACCOUNTING POLICIES -- TCW/DW Global Telecom Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in securities of domestic and foreign companies operating in all aspects of the telecommunications and information industries. The Fund was organized as a Massachusetts business trust on March 28, 1996 and had no other operations other than those relating to organizational matters and the issuance of 10,000 shares of beneficial interest for $100,000 to Dean Witter InterCapital Inc. ("InterCapital"), an affiliate of Dean Witter Services Company Inc. (the "Manager"), to effect the Fund's initial capitalization. The Fund commenced operations on August 28, 1996.

   The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

     A. Valuation of Investments -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange; the securities are valued on the exchange designated as the primary market by the Adviser); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by the Adviser that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; (4) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service utilizes a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities have a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

     B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

     C. Foreign Currency Translation -- The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of

TCW/DW GLOBAL TELECOM TRUST
Notes to Financial Statements November 30, 1996 (unaudited) (continued)
------------------------------------------------------------------------------

     Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

     D. Forward Foreign Currency Contracts -- The Fund may enter into forward foreign currency contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized foreign currency gain or loss and in the Statement of Assets and Liabilities as part of the related foreign currency denominated asset or liability. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

     E. Federal Income Tax Status --It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

     F. Dividends and Distributions to Shareholders -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

     G. Organizational Expenses -- InterCapital paid the organizational expenses in the amount of approximately $158,000 which will be reimbursed for the full amount thereof. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from the commencement of operations.

2. MANAGEMENT AGREEMENT -- Pursuant to a Management Agreement, the Fund pays the Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.60% to the net assets of the Fund determined as of the close of each business day.

   Under the terms of the Management Agreement, the Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Manager. The Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. INVESTMENT ADVISORY AGREEMENT -- Pursuant to an Investment Advisory Agreement with TCW Funds Management, Inc. (the "Adviser"), the Fund pays the Adviser an advisory fee, accrued daily and payable monthly, by applying the annual rate of 0.40% to the net assets of the Fund determined as of the close of each business day.

TCW/DW GLOBAL TELECOM TRUST
Notes to Financial Statements November 30, 1996 (unaudited) (continued)
------------------------------------------------------------------------------

   Under the terms of the Investment Advisory Agreement, the Fund has retained the Adviser to invest the Fund's assets, including placing orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates such information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective. In addition, the Adviser pays the salaries of all personnel, including officers of the Fund, who are employees of the Adviser.

4. PLAN OF DISTRIBUTION -- Shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Manager. The Fund has adopted a Plan of Distribution (the "Plan"), pursuant to Rule 12b-1 under the Act, pursuant to which the Fund pays the Distributor compensation, accrued daily and payable monthly, at an annual rate of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's shares since the Fund's inception (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or
(b) the Fund's average daily net assets. Amounts paid under the Plan are paid to the Distributor to compensate it for the services provided and the expenses borne by it and others in the distribution of the Fund's shares, including the payment of commissions for sales of the Fund's shares and incentive compensation to, and expenses of, the account executives of Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Manager and Distributor, and other employees or selected broker-dealers who engage in or support distribution of the Fund's shares or who service shareholder accounts, including overhead and telephone expenses, printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may be compensated under the Plan for its opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses incurred by the Distributor.

   Provided that the Plan continues in effect, any cumulative expenses incurred but not yet recovered, may be recovered through future distribution fees from the Fund and contingent deferred sales charges from the Fund's shareholders.

   Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $6,257,689 at November 30, 1996.

   The Distributor has informed the Fund that for the period ended November 30, 1996, it received approximately $24,000 in contingent deferred sales charges from certain redemptions of the Fund's shares.

5. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES --The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the period ended November 30, 1996 aggregated $104,142,182 and $12,912,089, respectively.

TCW/DW GLOBAL TELECOM TRUST
Notes to Financial Statements November 30, 1996 (unaudited) (continued)
-----------------------------------------------------------------------------

6. SHARES OF BENEFICIAL INTEREST --Transactions in shares of beneficial interest were as follows:

                        FOR THE PERIOD
                       AUGUST 28, 1996*
                           THROUGH
                      NOVEMBER 30, 1996
                 --------------------------
                    SHARES        AMOUNT
                 -----------  -------------
Sold ...........   9,823,222    $98,882,513
Repurchased  ...    (133,141)    (1,362,945)
                 -----------  -------------
Net increase  ..   9,690,081    $97,519,568
                 ===========  =============

------------
   * Commencement of Operations

7. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS -- The Fund may enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities. At November 30, 1996, there were no outstanding forward contracts.

   Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

8. SELECTED PER SHARE DATA AND RATIOS -- See the "Financial Highlights" table on page 5 of this Prosepctus.

TCW/DW GLOBAL TELECOM TRUST
Two World Trade Center
New York, New York 10048

TRUSTEES
John C. Argue
Richard M. DeMartini
Charles A. Fiumefreddo
John R. Haire
Dr. Manuel H. Johnson
Thomas E. Larkin, Jr.
Michael E. Nugent
John L. Schroeder
Marc I. Stern

OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Thomas E. Larkin, Jr.
President

Sheldon Curtis
Senior Vice President, Secretary and
General Counsel

Robert M. Hanisee
Vice President

John A. Healey
Vice President

Thomas F. Caloia
Treasurer

CUSTODIAN
The Chase Manhattan Bank
One Chase Plaza
New York, NY 10005

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
Dean Witter Trust Company
Harborside Financial Center
Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

MANAGER
Dean Witter Services Company Inc.

ADVISER
TCW Funds Management, Inc.

T C W / D W

GLOBAL
TELECOM TRUST


PROSPECTUS
DECEMBER 23, 1996

                                                                        TCW/DW
                                                                GLOBAL TELECOM
                                                                         TRUST

STATEMENT OF ADDITIONAL INFORMATION


December 23, 1996
-----------------------------------------------------------------------------


   TCW/DW Global Telecom Trust (the "Fund") is an open-end, diversified management investment company, whose investment objective is long-term capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in a portfolio consisting of securities of domestic and foreign companies operating in all aspects of the telecommunications and information industries (the "Target Industries"). See "Investment Objective and Policies" in the Prospectus.


   A Prospectus for the Fund dated December 23, 1996, which provides basic information you should know before investing in the Fund, may be obtained without charge from the Fund at the address or telephone numbers listed below or from the Fund's Distributor, Dean Witter Distributors Inc., or from Dean Witter Reynolds Inc. at any of its branch offices. This Statement of Additional Information is not a Prospectus. It contains information in addition to and more detailed than that set forth in the Prospectus. It is intended to provide additional information regarding the activities and operations of the Fund, and should be read in conjunction with the Prospectus.


TCW/DW Global Telecom Trust
Two World Trade Center
New York, New York 10048
(212) 392-2550 or
(800) 869-NEWS (toll-free)

TABLE OF CONTENTS
-----------------------------------------------------------------------------


The Fund and its Management ..........................    3
Trustees and Officers ................................    6
Investment Practices and Policies ....................   12
Investment Restrictions ..............................   25
Portfolio Transactions and Brokerage .................   27
The Distributor ......................................   28
Shareholder Services .................................   31
Repurchases and Redemptions ..........................   34
Dividends, Distributions and Taxes ...................   36
Performance Information ..............................   37
Description of Shares ................................   37
Custodian and Transfer Agent .........................   38
Independent Accountants ..............................   38
Reports to Shareholders ..............................   38
Legal Counsel ........................................   38
Experts ..............................................   38
Registration Statement ...............................   39
Report of Independent Accountants ....................   40
Statement of Assets and Liabilities at June 19, 1996     41
Appendix .............................................   43

THE FUND AND ITS MANAGEMENT
-----------------------------------------------------------------------------

THE FUND


   The Fund is a trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of the Commonwealth of Massachusetts on March 28, 1996. The Fund is one of the TCW/DW Funds, which currently consist, in addition to the Fund, of TCW/DW Core Equity Trust, TCW/DW Small Cap Growth Fund, TCW/DW North American Government Income Trust, TCW/DW Latin American Growth Fund, TCW/DW Term Trust 2002, TCW/DW Income and Growth Fund, TCW/DW Term Trust 2003, TCW/DW Balanced Fund, TCW/DW Term Trust 2000, TCW/DW Emerging Markets Opportunities Trust, TCW/DW Total Return Trust, TCW/DW Mid-Cap Equity Trust and TCW/DW Strategic Income Trust.


THE MANAGER


   Dean Witter Services Company Inc. (the "Manager"), a Delaware corporation, whose address is Two World Trade Center, New York, New York 10048, is the Fund's Manager. The Manager is a wholly-owned subsidiary of Dean Witter InterCapital Inc. ("InterCapital"), a Delaware corporation. InterCapital is a wholly-owned subsidiary of Dean Witter, Discover & Co. ("DWDC"), a Delaware corporation. In an internal reorganization which took place in January, 1993, InterCapital assumed the management, administrative and investment advisory activities previously performed by the InterCapital Division of Dean Witter Reynolds Inc. ("DWR"), a broker-dealer affiliate of the Manager. (As hereinafter used in this Statement of Additional Information, the term "InterCapital" refers to DWR's InterCapital Division prior to the internal reorganization and to Dean Witter InterCapital Inc. thereafter). The daily management of the Fund is conducted by or under the direction of officers of the Fund and of the Manager and Adviser (see below), subject to review by the Fund's Board of Trustees. Information as to these Trustees and officers is contained under the caption "Trustees and Officers."


   Pursuant to a management agreement (the "Management Agreement") with the Manager, the Fund has retained the Manager to manage the Fund's business affairs, supervise the overall day-to-day operations of the Fund (other than rendering investment advice) and provide all administrative services to the Fund. Under the terms of the Management Agreement, the Manager also maintains certain of the Fund's books and records and furnishes, at its own expense, such office space, facilities, equipment, supplies, clerical help and bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, statements of additional information, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent accountants and attorneys is, in the opinion of the Manager, necessary or desirable). In addition, the Manager pays the salaries of all personnel, including officers of the Fund, who are employees of the Manager. The Manager also bears the cost of the Fund's telephone service, heat, light, power and other utilities.

   As full compensation for the services and facilities furnished to the Fund and expenses of the Fund assumed by the Manager, the Fund pays the Manager monthly compensation calculated daily by applying the annual rate of 0.60% to the daily net assets of the Fund determined as of the close of each business day. While the total fees payable under the Management Agreement and the Advisory Agreement (described below) are higher than that paid by most other investment companies for similar services, the Board of Trustees determined that the total fees payable under the Management Agreement and the Advisory Agreement (described below) are reasonable in relation to the scope and quality of services to be provided thereunder. In this regard, in evaluating the Management Agreement and the Advisory Agreement, the Board of Trustees recognized that the Manager and the Adviser had, pursuant to an agreement described under the section entitled "The Adviser," agreed to a division as between themselves of the total fees necessary for the management of the business affairs of and the furnishing of investment advice to the Fund. Accordingly, in reviewing the Management Agreement and Advisory Agreement, the Board viewed as most significant the question as to whether the total fees payable under the Management and Advisory Agreements were in the aggregate reasonable in relation to the services to be provided thereunder.


   For the period August 28, 1996 (commencement of operations) through November 30, 1996, the Fund accrued to the Manager total compensation under the Management Agreement in the amount of $139,843.

   The Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Manager is not liable to the Fund or any of its investors for any act or omission by the Manager or for any losses sustained by the Fund or its investors. The Management Agreement in no way restricts the Manager from acting as manager to others.

   InterCapital paid the organizational expenses of the Fund (approximately $158,225) incurred prior to the offering of the Fund's shares. The Fund has agreed to reimburse InterCapital for such expenses. These expenses will be deferred by the Fund and amortized on the straight line method over a period not to exceed five years from the date of commencement of the Fund's operations.


   The Management Agreement was approved by the Trustees on April 17, 1996 and became effective on that date. It was approved by InterCapital as the then sole shareholder on April 18, 1996. The Management Agreement may be terminated at any time, without penalty, on thirty days' notice by the Trustees of the Fund, or by the Manager.

   Under its terms, the Management Agreement will continue in effect until April 30, 1997, and will continue in effect from year to year thereafter, provided continuance of the Agreement is approved at least annually by the vote of the Trustees of the Fund, including the vote of a majority of the Trustees of the Fund who are not parties to the Management or Advisory Agreement or "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "Act")) of any such party (the "Independent Trustees").

THE ADVISER


   TCW Funds Management, Inc. (the "Adviser") is a wholly-owned subsidiary of The TCW Group, Inc. ("TCW"), whose direct and indirect subsidiaries, including Trust Company of the West and TCW Asset Management Company, provide a variety of trust, investment management and investment advisory services. As of October 31, 1996, the Adviser and its affiliates had approximately $53 billion under management or committed to management. Trust Company of the West and its affiliates have managed equity securities portfolios for institutional investors since 1971. The Adviser is headquartered at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017 and is registered as an investment adviser under the Investment Advisers Act of 1940. In addition to the Fund, the Adviser serves as investment adviser to thirteen other TCW/DW Funds: TCW/DW Small Cap Growth Fund, TCW/DW Core Equity Trust, TCW/DW North American Government Income Trust, TCW/DW Latin American Growth Fund, TCW/DW Term Trust 2002, TCW/DW Income and Growth Fund, TCW/DW Term Trust 2003, TCW/DW Balanced Fund, TCW/DW Term Trust 2000, TCW/DW Emerging Markets Opportunities Trust, TCW/DW Total Return Trust, TCW/DW Mid-Cap Equity Trust and TCW/DW Strategic Income Trust. The Adviser also serves as investment adviser to TCW Convertible Securities Fund, Inc., a closed-end investment company listed on the New York Stock Exchange, and to TCW Galileo Funds, Inc., an open-end management investment company, and acts as adviser or sub-adviser to other investment companies.


   Robert A. Day, who is Chairman of the Board of Directors of TCW, may be deemed to be a control person of the Adviser by virtue of the aggregate ownership of Mr. Day and his family of more than 25% of the outstanding voting stock of TCW.

   Pursuant to an investment advisory agreement (the "Advisory Agreement") with the Adviser, the Fund has retained the Adviser to invest the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates such information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective. In addition, the Adviser pays the salaries of all personnel, including officers of the Fund, who are employees of the Adviser.

   As full compensation for the services and facilities furnished to the Fund and expenses of the Fund assumed by the Adviser, the Fund pays the Adviser monthly compensation calculated daily by applying the annual rate of

0.40% to the daily net assets of the Fund determined as of the close of each business day. Total compensation accrued to the Adviser for the period August 28, 1996 through November 30, 1996 amounted to $93,228.


   The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Adviser is not liable to the Fund or any of its investors for any act or omission by the Adviser or for any losses sustained by the Fund or its investors. The Advisory Agreement in no way restricts the Adviser from acting as investment adviser to others.

   The Advisory Agreement was approved by the Trustees on April 17, 1996 and by InterCapital as the then sole shareholder on April 18, 1996. The Advisory Agreement may be terminated at any time, without penalty, on thirty days' notice by the Trustees of the Fund, by the holders of a majority, as defined in the Act, of the outstanding shares of the Fund, or by the Adviser. The Agreement will automatically terminate in the event of its assignment (as defined in the Act).


   Under its terms, the Advisory Agreement will continue in effect until April 30, 1997, and will continue from year to year thereafter, provided continuance of the Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Act, of the outstanding shares of the Fund, or by the Trustees of the Fund; provided that in either event such continuance is approved annually by the vote of a majority of the Independent Trustees of the Fund, which vote must be cast in person at a meeting called for the purpose of voting on such approval.

   Expenses not expressly assumed by the Manager under the Management Agreement, by the Adviser under the Advisory Agreement or by the Distributor of the Fund's shares, Dean Witter Distributors Inc. ("Distributors" or the "Distributor") (see "The Distributor"), will be paid by the Fund. The expenses borne by the Fund include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1 (see "The Distributor"); charges and expenses of any registrar; custodian, stock transfer and dividend disbursing agent; brokerage commissions and securities transaction costs; taxes; engraving and printing of share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing Prospectuses and Statements of Additional Information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of trustees or members of any advisory board or committee who are not employees of the Manager or Adviser or any corporate affiliate of either; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Manager or the Adviser (not including compensation or expenses of attorneys who are employees of the Manager or the Adviser) and independent accountants; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation.


   DWR and TCW have entered into an Agreement for the purpose of creating, managing, administering and distributing a family of investment companies and other managed pooled investment vehicles offered on a retail basis within the United States. The Agreement contemplates that, subject to approval of the board of trustees or directors of a particular investment entity, DWR or its affiliates will provide management and distribution services and TCW or its affiliates will provide investment advisory services for each such investment entity. The Agree-ment sets forth the terms and conditions of the relationship between TCW and its affiliates and DWR and its affiliates and the manner in which the parties will implement the creation and maintenance of the investment entities, including the parties' expectations as to respective allocation of fees to be paid by an investment entity to each party for the services to be provided to it by such party.

   The Fund has acknowledged that each of DWR and TCW owns its own name, initials and logo. The Fund has agreed to change its name at the request of either the Manager or the Adviser, if the Management Agreement between the Manager and the Fund or the Advisory Agreement between the Adviser and the Fund is terminated.

TRUSTEES AND OFFICERS
-----------------------------------------------------------------------------


   The Trustees and Executive Officers of the Fund, their principal business occupations during the last five years and their affiliations, if any, with the Manager or the Adviser, and the affiliated companies of either, and the 14 TCW/DW Funds and with the 82 investment companies of which InterCapital serves as investment manager or investment adviser (the "Dean Witter Funds"), are shown below.



 NAME, AGE, POSITION WITH FUND AND ADDRESS       PRINCIPAL OCCUPATION DURING LAST FIVE YEARS
---------------------------------------------  ------------------------------------------------
John C. Argue (64)                             Of Counsel, Argue Pearson Harbison & Myers (law firm);
Trustee                                        Director, Avery Dennison Corporation (manufacturer
c/o Argue Pearson Harbison & Myers             of self-adhesive products and office supplies) and
801 South Flower Street                        CalMat Company (producer of aggregates, asphalt and
Los Angeles, California                        ready mixed concrete); Chairman, Rose Hills Memorial
                                               Park (cemetery); advisory director, LAACO Ltd. (owner
                                               and operator of private clubs and real estate); director
                                               or trustee of various business and not-for-profit
                                               corporations; Director, Coast Savings Financial Inc.
                                               and Coast Federal Bank (a subsidiary of Coast Savings
                                               Financial Inc.); Director, TCW Galileo Funds, Inc.;
                                               Trustee, University of Southern California,
                                               Occidental College and Pomona College; Trustee of
                                               the TCW/DW Funds.

Richard M. DeMartini* (44)                     President and Chief Operating Officer of Dean Witter
Trustee                                        Capital, a division of DWR; Director of DWR, the Manager,
Two World Trade Center                         InterCapital, Distributors and Dean Witter Trust
New York, New York                             Company ("DWTC"); Executive Vice President of Dean
                                               Witter, Discover & Co. ("DWDC"); Member of the DWDC
                                               Management Committee; Trustee of the TCW/DW Funds;
                                               member (since January, 1993) and Chairman (since
                                               January, 1995) of the Board of Directors of NASDAQ.

Charles A. Fiumefreddo* (63)                   Chairman, Chief Executive Officer and Director of
Chairman of the Board, Chief                   the Manager, InterCapital and Distributors; Executive
Executive Officer and Trustee                  Vice President and Director of DWR; Chairman of the
Two World Trade Center                         Board, Chief Executive Officer and Trustee of the
New York, New York                             TCW/DW Funds; Chairman of the Board, Director or
                                               Trustee, President and Chief Executive Officer of
                                               the Dean Witter Funds; Chairman and Director of DWTC;
                                               Director and/or officer of various DWDC subsidiaries;
                                               formerly Executive Vice President and Director of
                                               DWDC (until February, 1993).

John R. Haire (72)                             Chairman of the Audit Committee and Chairman of the
Trustee                                        Committee of the Independent Trustees and Trustee
Two World Trade Center                         of the TCW/DW Funds; Chairman of the Audit Committee
New York, New York                             and Chairman of the Committee of the Independent
                                               Directors or Trustees and Director or Trustee of the
                                               Dean Witter Funds; formerly President, Council for
                                               Aid to Education (1978-1989) and Chairman and Chief
                                               Executive Officer of Anchor Corporation, an Investment
                                               Adviser (1964-1978); Director of Washington National
                                               Corporation (insurance).

                                6

  NAME, AGE, POSITION WITH FUND AND ADDRESS       PRINCIPAL OCCUPATION DURING LAST FIVE YEARS
---------------------------------------------  ------------------------------------------------
Dr. Manuel H. Johnson (47)                     Senior Partner, Johnson Smick International, Inc.,
Trustee                                        a consulting firm; Koch Professor of International
c/o Johnson Smick International, Inc.          Economics and Director of the Center for Global Market
1133 Connecticut Avenue, N.W.                  Studies at George Mason University; Co-Chairman and
Washington D.C.                                a founder of the Group of Seven Council (G7C), an
                                               international economic commission; Director of NASDAQ
                                               (since June, 1995); Director of Greenwich Capital
                                               Markets, Inc. (broker-dealer); formerly Vice Chairman
                                               of the Board of Governors of the Federal Reserve System
                                               (1986-1990) and Assistant Secretary of the U.S.
                                               Treasury (1982-1986); Director or Trustee of the Dean
                                               Witter Funds; Trustee of the TCW/DW Funds.

Thomas E. Larkin, Jr.* (57)                    Executive Vice President and Director, The TCW Group,
President and Trustee                          Inc.; President and Director of Trust Company of the
865 South Figueroa Street                      West; Vice Chairman and Director of TCW Asset Management
Los Angeles, California                        Company; Chairman of the Adviser; President and
                                               Director of TCW Galileo Funds, Inc.; Senior Vice
                                               President of TCW Convertible Securities Fund, Inc.;
                                               Member of the Board of Trustees of the University
                                               of Notre Dame; Director of Orthopaedic Hospital of
                                               Los Angeles; President and Trustee of the TCW/DW Funds.

Michael E. Nugent (60)                         General Partner, Triumph Capital, L.P., a private
Trustee                                        investment partnership; formerly Vice President,
c/o Triumph Capital, L.P.                      Bankers Trust Company and BT Capital Corporation
237 Park Avenue                                (1984-1988); Director of various business
New York, New York                             organizations; Director or Trustee of the Dean Witter
                                               Funds; Trustee of the TCW/DW Funds.

John L. Schroeder (66)                         Retired; Director or Trustee of the Dean Witter Funds;
Trustee                                        Trustee of the TCW/DW Funds; Director of Citizens
c/o Gordon Altman Butowsky                     Utilities Company; formerly Executive Vice President
 Weitzen Shalov & Wein                         and Chief Investment Officer of the Home Insurance
Counsel to the Independent Trustees            Company (August, 1991-September, 1995) and Chairman
114 West 47th Street                           and Chief Investment Officer of Axe-Houghton
New York, New York                             Management and the Axe-Houghton Funds (1983-1991).

                                       7

  NAME, AGE, POSITION WITH FUND AND ADDRESS       PRINCIPAL OCCUPATION DURING LAST FIVE YEARS
---------------------------------------------  ------------------------------------------------
Marc I. Stern* (52)                            President, The TCW Group, Inc. (since May, 1992);
Trustee                                        President and Director of the Adviser (since May,
865 South Figueroa Street                      1992); Vice Chairman and Director of TCW Asset
Los Angeles, California                        Management Company (since May, 1992); Executive Vice
                                               President and Director of Trust Company of the West;
                                               Chairman and Director of TCW Galileo Funds, Inc.;
                                               Trustee of the TCW/DW Funds; Chairman of TCW Americas
                                               Development, Inc. (since November, 1990); Chairman
                                               of TCW Asia, Limited (since January, 1993); Chairman
                                               of TCW London International, Limited (since March,
                                               1993); formerly President of SunAmerica, Inc.
                                               (financial services company); Director of Qualcomm,
                                               Incorporated (wireless communications); Director or
                                               Trustee of various not-for-profit organizations.

Sheldon Curtis (64)                            Senior Vice President, Secretary and General Counsel
Vice President, Secretary and General Counsel  of the Manager and InterCapital; Senior Vice President
Two World Trade Center                         and Secretary of DWTC; Senior Vice President, Assistant
New York, New York                             Secretary and Assistant General Counsel of
                                               Distributors; Assistant Secretary of DWR and Vice
                                               President, Secretary and General Counsel of the TCW/DW
                                               Funds and of the Dean Witter Funds.

Robert M. Hanisee (58)                         Managing Director of the Adviser (since April, 1990);
Vice President                                 Managing Director, Director of Research and Chairman
865 South Figueroa Street                      of the Equity Policy Committee of Trust Company of
Los Angeles, California                        the West and TCW Asset Management Company; Vice
                                               President of TCW/DW Income and Growth Fund and TCW/DW
                                               Core Equity Trust.

John A. Healey (60)                            Managing Director of the Adviser (since April 1996);
Vice President                                 previously, Senior Advisor with the Adviser (since
865 South Figueroa Street                      1995); formerly, independent consultant with Healey
Los Angeles, California                        Partners (financial services firm until 1995);
                                               director of Emerging Markets Country Investment Trust
                                               Plc.

Thomas F. Caloia (50)                          First Vice President and Assistant Treasurer of the
Treasurer                                      Manager and InterCapital and Treasurer of the TCW/DW
Two World Trade Center                         Funds and the Dean Witter Funds.
New York, New York


------------
   * Denotes Trustees who are "interested persons" of the Fund, as defined in the Act.


   In addition, Robert M. Scanlan, President and Chief Operating Officer of the Manager and InterCapital, Executive Vice President of Distributors and DWTC and Director of DWTC, and Robert S. Giambrone, Senior Vice President of InterCapital, DWSC, Distributors and DWTC and Director of DWTC, are Vice Presidents of the Fund, and Marilyn K. Cranney and Barry Fink, First Vice Presidents and Assistant General Counsels of the Manager and InterCapital, Lou Anne D. McInnis and Ruth Rossi, Vice Presidents and Assistant General Counsels of the Manager and InterCapital, and Frank Bruttomesso and Carsten Otto, Staff Attorneys with InterCapital, are Assistant Secretaries of the Fund.

THE BOARD OF TRUSTEES, THE INDEPENDENT TRUSTEES, AND THE COMMITTEES


   The Board of Trustees currently consists of nine (9) trustees. These same individuals also serve as trustees for all of the TCW/DW Funds. As of the date of this Statement of Additional Information, there are a total of 14 TCW/DW Funds. As of November 30, 1996, the TCW/DW Funds had total net assets of approximately $4.4 billion and approximately a quarter of a million shareholders.


   Five Trustees (56% of the total number) have no affiliation or business connection with TCW Funds Management, Inc. or Dean Witter Services Company Inc. or any of their affiliated persons and do not own any stock or other securities issued by DWDC or TCW, the parent companies of Dean Witter Services Company Inc. and TCW Funds Management, Inc., respectively. These are the "disinterested" or "independent" Trustees. The other four Trustees (the "management Trustees") are affiliated with either Dean Witter Services Company Inc. or TCW. Four of the five independent Trustees are also Independent Trustees of the Dean Witter Funds.

   Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The TCW/DW Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' Boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. Indeed, by serving on the Funds' Boards, certain Trustees who would otherwise be qualified and in demand to serve on bank boards would be prohibited by law from doing so.

   All of the Independent Trustees serve as members of the Audit Committee and the Committee of the Independent Trustees. Three of them also serve as members of the Derivatives Committee. During the calendar year ended December 31, 1995, the three Committees held a combined total of nineteen meetings. The Committees hold some meetings at the offices of the Manager or Adviser and some outside those offices. Management Trustees or officers do not attend these meetings unless they are invited for purposes of furnishing information or making a report.

   The Committee of the Independent Trustees is charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the Board of any Fund that has a Rule 12b-1 plan of distribution. Each of the open-end TCW/DW Funds has such a plan.

   The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent accountants; directing investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and results of the auditing engagement; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board.

   Finally, the Board of each Fund has formed a Derivatives Committee to establish parameters for and oversee the activities of the Fund with respect to derivative investments, if any, made by the Fund.

DUTIES OF CHAIRMAN OF COMMITTEE OF THE INDEPENDENT TRUSTEES AND AUDIT
COMMITTEE

   On July 1, 1996, Mr. Haire became Chairman of the Committee of the Independent Trustees and the Audit Committee of the TCW/DW Funds. The Chairman of the Committees maintains an office in the Funds' headquarters in New York. He is responsible for keeping abreast of regulatory and industry developments and the Funds' operations and management. He screens and/or prepares written materials and identifies critical issues for the Independent Trustees to consider, develops agendas for Committee meetings, determines the type and amount of information that the Committees will need to form a judgment on various issues, and arranges to have that information furnished to Committee members. He also arranges for the services of independent experts and consults with them in advance of meetings to help refine reports and to focus on critical issues. Members of the Committees believe that the person who serves as Chairman of both Committees and guides their efforts is pivotal to the effective functioning of the Committees.

   The Chairman of the Committees also maintains continuous contact with the Funds' management, with independent counsel to the Independent Trustees and with the Funds' independent auditors. He arranges for a series of special meetings involving the annual review of investment advisory, management and other operating contracts of the Funds and, on behalf of the Committees, conducts negotiations with the Investment Adviser and the Manager and other service providers. In effect, the Chairman of the Committees serves as a combination of chief executive and support staff of the Independent Trustees.

   The Chairman of the Committee of the Independent Trustees and the Audit Committee is not employed by any other organization and devotes his time primarily to the services he performs as Committee Chairman and Independent Trustee of the TCW/DW Funds and as Chairman of the Committee of the Independent Trustees and the Audit Committee and Independent Director or Trustee of the Dean Witter Funds. The current Committee Chairman has had more than 35 years experience as a senior executive in the investment company industry.

ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES FOR ALL TCW/DW
FUNDS

   The Independent Trustees and the Funds' management believe that having the same Independent Trustees for each of the TCW/DW Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all Fund Boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees, and a Chairman of their Committees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the TCW/DW Funds.

COMPENSATION OF INDEPENDENT TRUSTEES


   The Fund pays each Independent Trustee an annual fee of $2,225 plus a per meeting fee of $200 for meetings of the Board of Trustees or committees of the Board of Trustees attended by the Trustee (the Fund intends to pay the Chairman of the Audit Committee an annual fee of $750 and the Chairman of the Committee of the Independent Trustees an additional annual fee of $1,200). The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Manager or the Adviser or an affiliated company of either receive no compensation or expense reimbursement from the Fund. The Trustees of the TCW/DW Funds do not have retirement or deferred compensation plans.


   At such time as the Fund has been in operation, and has paid fees to the Independent Trustees, for a full fiscal year, and assuming that during such fiscal year the Fund holds the same number of Board and committee meetings as were held by the other TCW/DW Funds during the calendar year ended December 31, 1995, it is estimated that compensation paid to each Independent Trustee during such fiscal year will be the amount shown in the following table.

                        FUND COMPENSATION (ESTIMATED)


                                 AGGREGATE
                               COMPENSATION
NAME OF INDEPENDENT TRUSTEE    FROM THE FUND
---------------------------  ---------------
John C. Argue ..............      $5,225
John R. Haire ..............       7,175
Dr. Manuel H. Johnson  .....       5,225
Michael E. Nugent ..........       5,225
John L. Schroeder ..........       5,225


   The following table illustrates the compensation paid to the Fund's Independent Trustees for the calendar year ended December 31, 1995 for services to the eleven TCW/DW Funds and, in the case of Messrs. Haire, Johnson, Nugent and Schroeder, the seventy-nine Dean Witter Funds that were in operation at December 31, 1995, and, in the case of Mr. Argue, TCW Galileo Funds, Inc. With respect to Messrs. Haire, Johnson, Nugent and Schroeder, the Dean Witter Funds are included solely because of a limited exchange privilege between various TCW/DW Funds and five Dean Witter Money Market Funds. With respect to Mr. Argue, TCW Galileo Funds, Inc. is included solely because the Fund's Adviser, TCW Funds Management, Inc., also serves as Adviser to that investment company. Mr. Schroeder was elected as a Trustee of each TCW/DW Fund then in existence on April 20, 1995.

                        COMPENSATION FROM FUND GROUPS


                                                                                   FOR SERVICE AS
                                                FOR SERVICE AS                      CHAIRMAN OF      TOTAL COMPENSATION
                              FOR SERVICE AS      DIRECTOR OR                      COMMITTEES OF    PAID FOR SERVICES TO
                               TRUSTEE AND        TRUSTEE AND     FOR SERVICE AS    INDEPENDENT        79 DEAN WITTER
                             COMMITTEE MEMBER  COMMITTEE MEMBER    DIRECTOR OF       DIRECTORS/       FUNDS, 11 TCW/DW
                               OF 11 TCW/DW    OF 79 DEAN WITTER   TCW GALILEO      TRUSTEES AND       FUNDS AND TCW
NAME OF INDEPENDENT TRUSTEE       FUNDS              FUNDS         FUNDS, INC.    AUDIT COMMITTEES  GALILEO FUNDS, INC.
---------------------------  ----------------  -----------------  --------------  ----------------  --------------------
John C. Argue .............      $68,038              --             $37,500             --               $105,538
John R. Haire .............       82,038           $ 98,450             --            $217,350(1)          397,838
Dr. Manuel H. Johnson  ....       82,038            136,450             --               --                218,488
Michael E. Nugent .........       75,038            124,200             --               --                199,238
John L. Schroeder .........       46,964            136,450             --               --                183,414


------------


   (1) For the 79 Dean Witter Funds in operation at December 31, 1995. As noted above, on July 1, 1996, Mr. Haire became Chairman of the Committee of the Independent Trustees and the Audit Committee of the TCW/DW Funds in addition to continuing to serve in such capacities for the Dean Witter Funds.

   As of the date of this Statement of Additional Information, 57 of the Dean Witter Funds have adopted a retirement program under which an Independent Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director or Trustee of any Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service. Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 25.0% of his or her Eligible Compensation plus 0.4166666% of such Eligible Compensation for each full month of service as an Independent Director or Trustee of any Adopting Fund in excess of five years up to a maximum of 50.0% after ten years of service. The foregoing percentages may be changed by the Board.(2) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are not secured or funded by the Adopting Funds.


------------


(2) An Eligible Trustee may elect alternate payments of his or her retirement benefits based upon the combined life expectancy of such Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. The amount estimated to be payable under this method, through the remainder of the later of the lives of such Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to either 50% or 100% of the previous periodic amount, an election that, respectively, increases or decreases the previous periodic amount so that the resulting payments will be the actuarial equivalent of the Regular Benefit.

   The following table illustrates the retirement benefits accrued to Messrs. Haire, Johnson, Nugent and Schroeder by the 57 Dean Witter Funds as of December 31, 1995, and the estimated retirement benefits for Messrs. Haire, Johnson, Nugent and Schroeder from the 57 Dean Witter Funds as of December 31, 1995.

                RETIREMENT BENEFITS FROM ALL DEAN WITTER FUNDS


                                ESTIMATED
                              CREDITED YEARS     ESTIMATED                            ESTIMATED ANNUAL BENEFITS
                              OF SERVICE AT    PERCENTAGE OF    RETIREMENT BENEFITS        UPON RETIREMENT
                                RETIREMENT       ELIGIBLE       ACCRUED AS EXPENSES       FROM ALL ADOPTING
NAME OF INDEPENDENT TRUSTEE    (MAXIMUM 10)    COMPENSATION    BY ALL ADOPTING FUNDS          FUNDS(3)
---------------------------  --------------  ---------------  ---------------------  -------------------------
John R. Haire ..............        10             50.0%             $261,763                 $130,404
Dr. Manuel H. Johnson  .....        10             50.0                16,748                   51,550
Michael E. Nugent ..........        10             50.0                30,370                   51,550
John L. Schroeder ..........         8             41.7                51,812                   42,958


------------


(3) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (2) above.


   As of the date of this Statement of Additional Information, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1 percent of the Fund's shares of beneficial interest outstanding.

INVESTMENT PRACTICES AND POLICIES
-----------------------------------------------------------------------------

U.S. GOVERNMENT SECURITIES

   As discussed in the Prospectus, the Fund may invest in, among other securities, securities issued by the U.S. Government, its agencies or instrumentalities. Such securities include:

     (1) U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years), all of which are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States.

     (2) Securities issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing such obligations are the Federal Housing Administration, the Government National Mortgage Association ("GNMA"), the Department of Housing and Urban Development, the Export-Import Bank, the Farmers Home Administration, the General Services Administration, the Maritime Administration and the Small Business Administration. The maturities of such obligations range from three months to 30 years.

     (3) Securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from an existing line of credit with the U.S. Treasury. Among the agencies and instrumentalities issuing such obligations are the Tennessee Valley Authority, the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") and the U.S. Postal Service. The U.S. Treasury has no legal obligation to provide such line of credit and may choose not to do so.

     (4) Securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but which are backed by the credit of the issuing agency or instrumentality. Among the agencies and instrumentalities issuing such obligations are the Federal Farm Credit System and the Federal Home Loan Banks.

   Neither the value nor the yield of the U.S. Government securities which may be invested in by the Fund are guaranteed by the U.S. Government. Such values and yield will fluctuate with changes in prevailing interest rates and other factors. Generally, as prevailing interest rates rise, the value of any U.S. Government securities held by the Fund will fall. Such securities with longer maturities generally tend to produce higher yields and are subject to greater market fluctuation as a result of changes in interest rates than debt securities with shorter maturities. The Fund is not limited as to the maturities of the U.S. Government securities in which it may invest.

MONEY MARKET SECURITIES

   As stated in the Prospectus, the money market instruments which the Fund may purchase include U.S. Government securities, bank obligations, Eurodollar certificates of deposit, obligations of savings institutions, fully insured certificates of deposit and commercial paper. Such securities are limited to:

   U.S. Government Securities. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds;

   Bank Obligations. Obligations (including certificates of deposit, bankers' acceptances, commercial paper (see below) and other debt obligations) of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except as permitted below;

   Eurodollar Certificates of Deposit. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more (investments in Eurodollar certificates may be affected by changes in currency rates or exchange control regulations, or changes in governmental administration or economic or monetary policy in the United States and abroad);

   Obligations of Savings Institutions. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more (investments in savings institutions above $100,000 in principal amount are not protected by Federal deposit insurance);

   Fully Insured Certificates of Deposit. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the Federal Deposit Insurance Corporation), limited to $100,000 principal amount per certificate and to 15% or less of the Fund's total assets in all such obligations and in all illiquid assets, in the aggregate; and

   Commercial Paper. Commercial paper rated within the two highest grades by Standard & Poor's Corporation or the highest grade by Moody's Investors Service, Inc. or, if not rated, issued by a company having an outstanding debt issue rated at least AAA by Standard & Poor's or Aaa by Moody's.

LENDING OF PORTFOLIO SECURITIES

   Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash or money market instruments, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale and will not lend more than 25% of the value of its total assets. A loan may be terminated by the borrower on one business day's notice, or by the Fund on two business days' notice. If the borrower fails to deliver the loaned securities within two days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Adviser to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The creditworthiness of firms to which the Fund lends its portfolio securities will be monitored on an ongoing basis by the Adviser pursuant to procedures adopted and reviewed, on an ongoing basis, by the Board of Trustees of the Fund.

   When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in such loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

REPURCHASE AGREEMENTS

   When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security ("collateral") at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be maintained in a segregated account and will be marked to market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although such date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

   While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Adviser subject to procedures established by the Board of Trustees of the Fund. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of its net assets.

WARRANTS

   The Fund may invest up to 5% of the value of its net assets in warrants, including not more than 2% in warrants not listed on either the New York or American Stock Exchange. Warrants are, in effect, an option to purchase equity securities at a specific price, generally valid for a specific period of time, and have no voting rights, pay no dividends and have no rights with respect to the corporations issuing them. The Fund may acquire warrants attached to other securities without reference to the foregoing limitations.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS

   From time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security purchased or, if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, the value may be more or less than the purchase or sale price. The Fund will also establish a segregated account with the Fund's custodian bank in which it will continuously maintain cash or U.S.

Government securities or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis; subject to this requirement, the Fund may purchase securities on such basis without limit. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value.


WHEN, AS AND IF ISSUED SECURITIES


   The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Adviser determines that issuance of the security is probable. At such time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At such time, the Fund will also establish a segregated account with its custodian bank in which it will continuously maintain cash or U.S. Government securities or other liquid portfolio securities equal in value to recognized commitments for such securities. Settlement of the trade will occur within five business days of the occurrence of the subsequent event. Once a segregated account has been established, if the anticipated event does not occur and the securities are not issued the Fund will have lost an investment opportunity. The Fund may purchase securities on such basis without limit. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Adviser does not believe that the net asset value of the Fund will be adversely affected by its purchase of securities on such basis. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of the sale.


OPTIONS AND FUTURES TRANSACTIONS

   The Fund may write covered call options against securities held in its portfolio and covered put options on eligible portfolio securities and stock indexes and purchase options of the same series to effect closing transactions, and may hedge against potential changes in the market value of investments (or anticipated investments) and facilitate the reallocation of the Fund's assets into and out of equities and fixed-income securities by purchasing put and call options on portfolio (or eligible portfolio) securities and engaging in transactions involving futures contracts and options on such contracts. The Fund may also hedge against potential changes in the market value of the currencies in which its investments (or anticipated investments) are denominated by purchasing put and call options on currencies and engage in transactions involving currency futures contracts and options on such contracts.

   Call and put options on U.S. Treasury notes, bonds and bills and equity securities are listed on Exchanges and are written in over-the-counter transactions ("OTC options"). Listed options are issued by the Options Clearing Corporation ("OCC") and other clearing utilities including foreign exchanges. Ownership of a listed call option gives the Fund the right to buy from the OCC the underlying security covered by the option at the stated exercise price (the price per unit of the underlying security) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell to the OCC the underlying security at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Fund the right to sell the underlying security to the OCC at the stated exercise price. Upon notice of exercise of the put option, the writer of the put would have the obligation to purchase the underlying security from the OCC at the exercise price.

   Options on Treasury Bonds and Notes. Because trading in options written on Treasury bonds and notes tends to center on the most recently auctioned issues, the exchanges on which such securities trade will not continue indefinitely to introduce options with new expirations to replace expiring options on particular issues. Instead, the expirations introduced at the commencement of options trading on a particular issue will be allowed to run their course, with the possible addition of a limited number of new expirations as the original ones expire. Options trading on each issue of bonds or notes will thus be phased out as new options are listed on more recent issues, and options representing a full range of expirations will not ordinarily be available for every issue on which options are traded.

   Options on Treasury Bills. Because a deliverable Treasury bill changes from week to week, writers of Treasury bill calls cannot provide in advance for their potential exercise settlement obligations by acquiring and holding the underlying security. However, if the Fund holds a long position in Treasury bills with a principal amount of the securities deliverable upon exercise of the option, the position may be hedged from a risk standpoint by the writing of a call option. For so long as the call option is outstanding, the Fund will hold the Treasury bills in a segregated account with its Custodian, so that they will be treated as being covered.

   Options on Foreign Currencies. The Fund may purchase and write options on foreign currencies for purposes similar to those involved with investing in forward foreign currency exchange contracts. For example, in order to protect against declines in the dollar value of portfolio securities which are denominated in a foreign currency, the Fund may purchase put options on an amount of such foreign currency equivalent to the current value of the portfolio securities involved. As a result, the Fund would be enabled to sell the foreign currency for a fixed amount of U.S. dollars, thereby "locking in" the dollar value of the portfolio securities (less the amount of the premiums paid for the options). Conversely, the Fund may purchase call options on foreign currencies in which securities it anticipates purchasing are denominated to secure a set U.S. dollar price for such securities and protect against a decline in the value of the U.S. dollar against such foreign currency. The Fund may also purchase call and put options to close out written option positions.

   The Fund may also write call options on foreign currency to protect against potential declines in its portfolio securities which are denominated in foreign currencies. If the U.S. dollar value of the portfolio securities falls as a result of a decline in the exchange rate between the foreign currency in which a security is denominated and the U.S. dollar, then a loss to the Fund occasioned by such value decline would be ameliorated by receipt of the premium on the option sold. At the same time, however, the Fund gives up the benefit of any rise in value of the relevant portfolio securities above the exercise price of the option and, in fact, only receives a benefit from the writing of the option to the extent that the value of the portfolio securities falls below the price of the premium received. The Fund may also write options to close out long call option positions.

   The markets in foreign currency options are relatively new and the Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Although the Fund will not purchase or write such options unless and until, in the opinion of the management of the Fund, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

   The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security, including foreign securities held in a "hedged" investment portfolio. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

   There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that are not reflected in the options market.

   OTC Options. Exchange-listed options are issued by the OCC which assures that all transactions in such options are properly executed. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. If the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction. The Fund will engage in OTC option transactions only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York.

   Covered Call Writing. The Fund is permitted to write covered call options on portfolio securities and the U.S. dollar and foreign currencies, without limit, in order to aid in achieving its investment objective. Generally, a call option is "covered" if the Fund owns, or has the right to acquire, without additional cash consideration (or for additional cash consideration held for the Fund by its Custodian in a segregated account) the underlying security subject to the option except that in the case of call options on U.S. Treasury Bills, the Fund might own U.S. Treasury Bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the exercise price and a maturity date not later than that of the securities deliverable under the call option. A call option is also covered if the Fund holds a call on the same security as the underlying security of the written option, where the exercise price of the call used for coverage is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the mark to market difference is maintained by the Fund in cash, U.S. Government securities or other liquid portfolio securities which the Fund holds in a segregated account maintained with its Custodian.


   The Fund will receive from the purchaser, in return for a call it has written, a "premium"; i.e., the price of the option. Receipt of these premiums may better enable the Fund to achieve a greater total return than would be realized from holding the underlying securities alone. Moreover, the premium received will offset a portion of the potential loss incurred by the Fund if the securities underlying the option are ultimately sold by the Fund at a loss. The premium received will fluctuate with varying economic market conditions. If the market value of the portfolio securities upon which call options have been written increases, the Fund may receive less total return from the portion of its portfolio upon which calls have been written than it would have had such call not been written.

   As regards listed options and certain OTC options, during the option period, the Fund may be required, at any time, to deliver the underlying security against payment of the exercise price on any calls it has written (exercise of certain listed options may be limited to specific expiration dates). This obligation is terminated upon the expiration of the option period or at such earlier time when the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.

   Closing purchase transactions are ordinarily effected to realize a profit on an outstanding call option to prevent an underlying security from being called, to permit the sale of an underlying security or to enable the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. Also, effecting a closing purchase transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments by the Fund. The Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the amount of the premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part or exceeded by a decline in the market value of the underlying security.

   If a call option expires unexercised, the Fund realizes a gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security equal to the difference between the purchase price of the underlying security and the proceeds of the sale of the security plus the premium received on the option less the commission paid.

   Options written by the Fund normally have expiration dates of from up to nine months (equity securities) to eighteen months (fixed-income securities) from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written. See "Risks of Options and Futures Transactions," below.


   Covered Put Writing. As a writer of a covered put option, the Fund incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election (certain listed put options written by the Fund will be exercisable by the purchaser only on a specific date). A put is "covered" if, at all times, the Fund maintains, in a segregated account maintained on its behalf at the Fund's Custodian, cash, U.S. Government securities or other liquid portfolio securities in an amount equal to at least the exercise price of the option, at all times, during the option period.

Similary, a short put position could be covered by the Fund by its purchase of a put option on the same security as the underlying security of the written option, where the exercise price of the purchased option is equal to or more than the exercise price of the put written or less than the exercise price of the put written if the mark to market difference is maintained by the Fund in cash, U.S. Government securities or other liquid portfolio securities which the Fund holds in a segregated account maintained at its Custodian. In writing puts, the Fund assumes the risk of loss should the market value of the underlying security decline below the exercise price of the option (any loss being decreased by the receipt of the premium on the option written). During the option period, the Fund may be required, at any time, to make payment of the exercise price against delivery of the underlying security. The operation of and limitations on covered put options in other respects are substantially identical to those of call options.


   The Fund will write put options for two purposes: (1) to receive the income derived from the premiums paid by purchasers; and (2) when the Adviser wishes to purchase the security underlying the option at a price lower than its current market price, in which case it will write the covered put at an exercise price reflecting the lower purchase price sought. The potential gain on a covered put option is limited to the premium received on the option (less the commissions paid on the transaction) while the potential loss equals the difference between the exercise price of the option and the current market price of the underlying securities when the put is exercised, offset by the premium received (less the commissions paid on the transaction).

   The Fund may also purchase put options to close out written put positions in a manner similar to call options closing purchase transactions. In addition, the Fund may sell a put option which it has previously purchased prior to the sale of the securities (currency) underlying such option. Such a sale would result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option sold. Any such gain or loss could be offset in whole or in part by a change in the market value of the underlying security (currency). If a put option purchased by the Fund expired without being sold or exercised the premium would be lost.

   Purchasing Call and Put Options. As stated in the Prospectus, the Fund may purchase listed and OTC call and put options on securities and stock indexes in amounts equalling up to 10% of its total assets, with a maximum of 5% of the Fund's assets invested in stock index options. The Fund may purchase call options only in order to close out a covered call position (see "Covered Call Writing" above) to protect against an increase in price of a security it anticipates purchasing or, in the case of a call option on foreign currency to hedge against an adverse exchange rate move of the currency in which the security it anticipates purchasing is denominated vis-a-vis the currency in which the exercise price is denominated. The purchase of a call option to effect a closing transaction on a call written over-the-counter may be a listed or OTC option. In either case, the call purchased is likely to be on the same securities and have the same terms as the written option. If purchased over-the-counter, the option would generally be acquired from the dealer or financial institution which purchased the call written by the Fund.

   The Fund may purchase put options on securities which it holds (or has the right to acquire) in its portfolio only to protect itself against a decline in the value of the security. If the value of the underlying security were to fall below the exercise price of the put purchased in an amount greater than the premium paid for the option, the Fund would incur no additional loss. The Fund may also purchase put options to close out written put positions in a manner similar to call options closing purchase transactions. In addition, the Fund may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such a sale would result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold. And such gain or loss could be offset in whole or in part by a change in the market value of the underlying security. If a put option purchased by the Fund expired without being sold or exercised, the premium would be lost.

   Risks of Options Transactions. The successful use of options depends on the ability of the Adviser to forecast correctly interest rates and market movements. If the market value of the portfolio securities (or the currencies in which they are denominated) upon which call options have been written increases, the Fund may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The secured put writer also retains the risk of loss should the market value of the underlying security decline below the exercise price of the option less the premium received on the sale of the option. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price.


   Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. If a covered call option writer is unable to effect a closing purchase transaction, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call option writer may not be able to sell an underlying security at a time when it might otherwise be advantageous to do so. A secured put option writer who is unable to effect a closing purchase transaction would continue to bear the risk of decline in the market price of the underlying security until the option expires or is exercised. In addition, a secured put writer would be unable to utilize the amount held in cash or U.S. government or other liquid portfolio securities as security for the put option for other investment purposes until the exercise or expiration of the option.


   The Fund's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market on Option Exchanges. There is no assurance that such a market will exist, particularly in the case of OTC options. However, the Fund may be able to purchase an offsetting option which does not close out its position as a writer but constitutes an asset of equal value to the obligation under the option written. If the Fund is not able to either enter into a closing purchase transaction or purchase an offsetting position, it will be required to maintain the securities subject to the call, or the collateral underlying the put, even though it might not be advantageous to do so, until a closing transaction can be entered into (or the option is exercised or expires).

   Among the possible reasons for the absence of a liquid secondary market on an Exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an Exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an Exchange; (v) inadequacy of the facilities of an Exchange or the OCC to handle current trading volume; or (vi) a decision by one or more Exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would generally continue to be exercisable in accordance with their terms.

   Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal to the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Fund's ability to effectively hedge its portfolio.

   In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an OTC option purchased by the Fund, the Fund could experience a loss of all or part of the value of the option. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Adviser.

   Each of the Exchanges has established limitations governing the maximum number of call or put options on the same underlying security or futures contract (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different Exchanges or are held or written on one or more accounts or through one or more brokers). An Exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

   While the futures contracts and options transactions to be engaged in by the Fund for the purpose of hedging the Fund's portfolio securities are not speculative in nature, there are risks inherent in the use of such instruments. One such risk which may arise in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. Another such risk is that prices of interest rate futures contracts may not move in tandem with the changes in prevailing interest rates against which the Fund seeks a hedge. A correlation may also be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.

   The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

   Stock Index Options. Options on stock indexes are similar to options on stock except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the "multiplier"). The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indexes may have different multipliers. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike stock options, all settlements are in cash and a gain or loss depends on price movements in the stock market generally (or in a particular segment of the market) rather than the price movements in individual stocks. Currently, options are traded on the S&P 100 Index and the S&P 500 Index on the Chicago Board Options Exchange, the Major Market Index and the Computer Technology Index, Oil Index and Institutional Index on the American Stock Exchange and the NYSE Index and NYSE Beta Index on the New York Stock Exchange, The Financial News Composite Index on the Pacific Stock Exchange and the Value Line Index, National O-T-C Index and Utilities Index on the Philadelphia Stock Exchange, each of which and any similar index on which options are traded in the future which include stocks that are not limited to any particular industry or segment of the market is referred to as a "broadly based stock market index." The Fund will invest only in broadly based indexes. Options on broad-based stock indexes provide the Fund with a means of protecting the Fund against the risk of market wide price movements. If the Investment Manager anticipates a market decline, the Fund could purchase a stock index put option. If the expected market decline materialized, the resulting decrease in the value of the Fund's portfolio would be offset to the extent of the increase in the value of the put option. If the Investment Manager anticipates a market rise, the Fund may purchase a stock index call option to enable the Fund to participate in such rise until completion of anticipated common stock purchases by the Fund. Purchases and sales of stock index options also enable the Investment Manager to more speedily achieve changes in the Fund's equity positions.


   The Fund will be able to write put options on stock indexes only if such positions are covered by cash, U.S. government securities or other liquid portfolio securities equal to the aggregate exercise price of the puts, or by a put option on the same stock index with a strike price no lower than the strike price of the put option sold by the Fund, which cover is held for the Fund in a segregated account maintained for it by the Fund's Custodian. All call options on stock indexes written by the Fund will be covered either by a portfolio of stocks substantially replicating the movement of the index underlying the call option or by holding a separate call option on the same stock index with a strike price no higher than the strike price of the call option sold by the Fund.


   Risks of Options on Indexes. Because exercises of stock index options are settled in cash, call writers such as the Fund cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. A call writer can offset some of the risk of its writing position by holding a diversified portfolio of stocks similar to those on which the underlying index is based. However, most investors cannot, as a practical matter, acquire and hold a portfolio containing exactly the same stocks as the underlying index, and, as a result, bear a risk that the value of the securities held will vary from the value of the index. Even if an index call writer could assemble a stock portfolio that exactly reproduced the composition of the underlying index, the writer still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the writer will not learn that it had been assigned until the next business day, at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as a common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds stocks that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those stocks against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date; and by the time it learns that it has been assigned, the index may have declined, with a corresponding decrease in the value of its stock portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding stock positions.

   A holder of an index option who exercises it before the closing index value for that day is available runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the exercising holder will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

   If dissemination of the current level of an underlying index is interrupted, or if trading is interrupted in stocks accounting for a substantial portion of the value of an index, the trading of options on that index will ordinarily be halted. If the trading of options on an underlying index is halted, an exchange may impose restrictions prohibiting the exercise of such options.

   Futures Contracts. As stated in the Prospectus, the Fund may purchase and sell interest rate and stock index futures contracts ("futures contracts") that are traded on U.S. and foreign commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, bills and GNMA Certificates ("interest rate" futures) and such indexes as the S&P 500 Index, the Moody's Investment-Grade Corporate Bond Index and the New York Stock Exchange Composite Index ("index" futures).

   As a futures contract purchaser, the Fund incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. As a seller of a futures contract, the Fund incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price.

   The Fund will purchase or sell interest rate futures contracts and bond index futures contracts for the purpose of hedging its fixed-income portfolio (or anticipated portfolio) securities against changes in prevailing interest rates. If the Investment Manager anticipates that interest rates may rise and, concomitantly, the price of fixed-income securities falls, the Fund may sell an interest rate futures contract or a bond index futures contract. If declining interest rates are anticipated, the Fund may purchase an interest rate futures contract to protect against a potential increase in the price of U.S. Government securities the Fund intends to purchase. Subsequently, appropriate fixed-income securities may be purchased by the Fund in an orderly fashion; as securities are purchased, corresponding futures positions would be terminated by offsetting sales of contracts.

   The Fund will purchase or sell futures contracts on the U.S. dollar and on foreign currencies to hedge against an anticipated rise or decline in the value of the U.S. dollar or foreign currency in which a portfolio security of the Fund is denominated vis-a-vis another currency.

   The Fund will purchase or sell stock index futures contracts for the purpose of hedging its equity portfolio (or anticipated portfolio) securities against changes in their prices. If the Investment Manager anticipates that the prices of stock held by the Fund may fall, the Fund may sell a stock index futures contract. Conversely, if the Investment Manager wishes to hedge against anticipated price rises in those stocks which the Fund intends to purchase, the Fund may purchase stock index and currency futures contracts. In addition, interest rate and stock index futures contracts will be bought or sold in order to close out a short or long position in a corresponding futures contract.

   Although most interest rate futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Stock index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of equity security and the same delivery date. If the sales price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.


   Interest Rate Futures Contracts. When the Fund enters into an interest rate futures contract, it is initially required to deposit with the Fund's Custodian, in a segregated account in the name of the broker performing the transaction, an "initial margin" of cash or U.S. Government securities or other liquid portfolio securities equal to approximately 2% of the contract amount. Initial margin requirements are established by the Exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the Exchanges.


   Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the futures contract which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked-to-market daily and the Fund may be required to make subsequent deposits of cash or U.S. Government securities called "variation margin", with the Fund's futures contract clearing broker, which are reflective of price fluctuations in the futures contract. Currently, interest rate futures contracts can be purchased on debt securities such as U.S. Treasury Bills and Bonds, U.S. Treasury Notes with Maturities between 6 1/2 and 10 years, GNMA Certificates and Bank Certificates of Deposit.

   Currency Futures. Generally, foreign currency futures provide for the delivery of a specified amount of a given currency, on the exercise date, for a set exercise price denominated in U.S. dollars or other currency. Foreign currency futures contracts would be entered into for the same reason and under the same circumstances as forward foreign currency exchange contracts. The Adviser will assess such factors as cost spreads, liquidity and transaction costs in determining whether to utilize futures contracts or forward contracts in its foreign currency transactions and hedging strategy. Currently, currency futures exist for, among other foreign currencies, the Japanese yen, German mark, Canadian dollar, British pound, Swiss franc and European currency unit.

   Purchasers and sellers of foreign currency futures contracts are subject to the same risks that apply to the buying and selling of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on foreign currencies described above. Further, settlement of a foreign currency futures contract must occur within the country issuing the underlying currency. Thus, the Fund must accept or make delivery of the underlying currency in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents and may be required to pay any fees, taxes or charges associated with such delivery which are assessed in the issuing country.

   Options on foreign currency futures contracts may involve certain additional risks. Trading options on foreign currency futures contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. To reduce this risk, the Fund will not purchase or write options on foreign currency futures contracts unless and until, in the Adviser's opinion, the market for such options has developed sufficiently that the risks on connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency.

   Index Futures Contracts. As discussed in the Prospectus, the Fund may invest in index futures contracts. An index futures contract sale creates an obligation by the Fund, as seller, to deliver cash at a specified future time. An index futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of cash at a specified future time. Futures contracts on indexes do not require the physical delivery of securities, but provide for a final cash settlement on the expiration date which reflects accumulated profits and losses credited or debited to each party's account.

   The Fund is required to maintain margin deposits with brokerage firms through which it effects index futures contracts in a manner similar to that described above for interest rate futures contracts. Currently, the initial margin requirements range from 3% to 10% of the contract amount for index futures. In addition, due to current industry practice, daily variations in gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments. The Fund may be required to make additional margin payments during the term of the contract.

   At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a loss or a gain.

   Currently, index futures contracts can be purchased or sold with respect to, among others, the Standard & Poor's 500 Stock Price Index and the Standard & Poor's 100 Stock Price Index on the Chicago Mercantile Exchange, the New York Stock Exchange Composite Index on the New York Futures Exchange, the Major Market Index on the American Stock Exchange, the Value Line Stock Index on the Kansas City Board of Trade and the Moody's Investment-Grade Corporate Bond Index on the Chicago Board of Trade.

   Options on Futures Contracts. The Fund may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

   The Fund will purchase and write options on futures contracts for identical purposes to those set forth above for the purchase of a futures contract (purchase of a call option or sale of a put option) and the sale of a futures contract (purchase of a put option or sale of a call option), or to close out a long or short position in futures contracts. If, for example, the Investment Manager wished to protect against an increase in interest rates and the resulting negative impact on the value of a portion of its fixed-income portfolio, it might write a call option on an interest rate futures contract, the underlying security of which correlates with the portion of the portfolio the Investment Manager seeks to hedge. Any premiums received in the writing of options on futures contracts may, of course, augment the total return of the Fund and thereby provide a further hedge against losses resulting from price declines in portions of the Fund's portfolio.

   The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.

   Limitations on Futures Contracts and Options on Futures. The Fund may not enter into futures contracts or purchase related options thereon if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts exceeds 5% of the value of the Fund's total assets, after taking into account unrealized gains and unrealized losses on such contracts it has entered into, provided, however, that in the case of an option that is in-the-money (the exercise price of the call (put) option is less (more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. However, there is no overall limitation on the percentage of the Fund's assets which may be subject to a hedge position. In addition, in accordance with the regulations of the Commodity Futures Trading Commission ("CFTC") under which the Fund is exempted from registration as a commodity pool operator, the Fund may only enter into futures contracts and options on futures contracts transactions in accordance with the limitation described above. If the CFTC changes its regulations so that the Fund would be permitted more latitude to write options on futures contracts for purposes other than hedging the Fund's investments without CFTC registration, the Fund may engage in such transactions for those purposes. Except as described above, there are no other limitations on the use of futures and options thereon by the Fund.

   Risks of Transactions in Futures Contracts and Related Options. The successful use of futures and related options depends on the ability of the Adviser to accurately predict market, interest rate and currency movements. As stated in the Prospectus, the Fund may sell a futures contract to protect against the decline in the value of securities (or the currency in which they are denominated) held by the Fund. However, it is possible that the futures market may advance and the value of securities (or the currency in which they are denominated) held in the portfolio of the Fund may decline. If this occurred, the Fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio will tend to move in the same direction as the futures contracts.

   If the Fund purchases a futures contract to hedge against the increase in value of securities it intends to buy, and the value of such securities decreases, then the Adviser may determine not to invest in the securities as planned and the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the securities.


   In addition, if the Fund holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. Government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained for the Fund by its Custodian. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.

   If the Fund maintains a short position in a futures contract or has sold a call option in a futures contract, it will cover this position by holding, in a segregated account maintained at its Custodian, cash, U.S. Government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the securities underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.


   Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Fund's ability to effectively hedge its portfolio.

   Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Greater margin requirements may limit the Fund's ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of the Fund's transactions affected on foreign exchanges.

   The extent to which the Fund may enter into transactions involving options and futures contracts may be limited by the Internal Revenue Code's requirements for qualification as a regulated investment company and the Fund's intention to qualify as such. See "Dividends, Distributions and Taxes" in the Prospectus and this Statement of Additional Information.

   While the futures contracts and options transactions to be engaged in by the Fund for the purpose of hedging the Fund's portfolio securities are not speculative in nature, there are risks inherent in the use of such instruments. One such risk which may arise in employing futures conracts to protect against the price volitility of portfolio securities (and the currencies in which they are denominated) is that the prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities (and the currencies in which they are denominated). Another such risk is that prices of interest rate futures contracts may not move in tandem with the changes in prevailing interest rates against which the Fund seeks a hedge. A correlation may also be distorted (a) temporarily, by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds; (b) by investors in futures contracts electing to close out their contracts through offsetting transactions rather than meet margin deposit requirements; (c) by investors in futures contracts opting to make or take delivery of underlying securities rather than engage in closing transactions, thereby reducing liquidity of the futures market; and (d) temporarily, by speculators who view the deposit requirements in the futures markets as less onerous than margin requirements in the cash market. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate trends may still not result in a successful hedging transaction.

   As stated in the Prospectus, there is no assurance that a liquid secondary market will exist for futures contracts and related options in which the Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In addition, limitations imposed by an exchange or board of trade on which futures contracts are traded may compel or prevent the Fund from closing out a contract which may result in reduced gain or increased loss to the Fund. The absence of a liquid market in futures contracts might cause the Fund to make or take delivery of the underlying securities at a time when it may be disadvantageous to do so.

   Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund notwithstanding that the purchase or sale of a futures contract would not result in a loss, as in the instance where there is no movement in the prices of the futures contract or underlying securities.

   The Adviser has substantial experience in the use of the investment techniques described above under the heading "Options and Futures
Transactions," which techniques require skills different from those needed to select the portfolio securities underlying various options and futures contracts.

   New Instruments. New futures contracts, options and other financial products and various combinations thereof continue to be developed. The Fund may invest in any such futures, options or products as may be developed, to the extent consistent with its investment objective and applicable regulatory requirements.

PORTFOLIO TURNOVER

   It is anticipated that the Fund's portfolio turnover rate generally will not exceed 150%. A 100% turnover rate would occur, for example, if 100% of the securities held in the Fund's portfolio (excluding all securities whose maturities at acquisition were one year or less) were sold and replaced within one year.

INVESTMENT RESTRICTIONS
-----------------------------------------------------------------------------

   In addition to the investment restrictions enumerated in the Prospectus, the investment restrictions listed below have been adopted by the Fund as fundamental policies, except as otherwise indicated. Under the Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act. Such a majority is defined as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50% of the outstanding shares of the Fund.

   The Fund may not:

     1. Purchase or sell real estate or interests therein (including limited partnership interests), although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

     2. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in, or sponsor such programs.

     3. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

     4. Borrow money, except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed).

     5. Pledge its assets or assign or otherwise encumber them except to secure borrowings effected within the limitations set forth in restriction (4). For the purpose of this restriction, collateral arrangements with respect to initial or variation margin for futures are not deemed to be pledges of assets.

     6. Issue senior securities as defined in the Act except insofar as the Fund may be deemed to have issued a senior security by reason of (a) entering into any repurchase agreement; (b) purchasing any securities on a when-issued or delayed delivery basis; (c) purchasing or selling any financial futures contracts; (d) borrowing money in accordance with restrictions described above; or (e) lending portfolio securities.

     7. Make loans of money or securities, except: (a) by the purchase of portfolio securities in which the Fund may invest consistent with its investment objective and policies; (b) by investment in repurchase agreements; or (c) by lending its portfolio securities.

     8. Purchase or sell commodities or commodities contracts except that the Fund may purchase or sell financial or stock index futures contracts or options thereon.

     9. Make short sales of securities.

     10. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of portfolio securities. The deposit or payment by the Fund of initial or variation margin in connection with futures contracts is not considered the purchase of a security on margin.

     11. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

     12. Invest for the purpose of exercising control or management of any other issuer.

     13. Purchase warrants if as a result the Fund would then have either more than 5% of its net assets invested in warrants or more than 2% of its net assets invested in warrants not listed on the New York or American Stock Exchange.

   In addition, as a nonfundamental policy, the Fund may not (i) invest in securities of any issuer if, to the knowledge of the Fund, any officer or trustee of the Fund or any officer or director of the Adviser or the Manager owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, trustees and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuers; and
(ii) invest more than 5% of the value of its total assets in securities of issuers (other than obligations issued or guaranteed by the United States Government, its agencies or instrumentalities having a record, together with predecessors, of less than three years of continuous operation.

   If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of total or net assets will not be considered a violation of any of the foregoing restrictions.

PORTFOLIO TRANSACTIONS AND BROKERAGE
-----------------------------------------------------------------------------


   Subject to the general supervision of the Trustees, the Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In addition, securities may be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. Futures transactions will usually be effected through a broker and a commission will be charged. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid. During the period August 28, 1996 (commencement of operations) through November 30, 1996, the Fund paid a total of $168,957 in brokerage commissions.


   The Adviser currently serves as investment adviser to a number of clients, including other investment companies, and may in the future act as investment adviser to others. It is the practice of the Adviser to cause purchase and sale transactions to be allocated among the Fund and others whose assets it manages in such manner as it deems equitable. In making such allocations among the Fund and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts.

   The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Adviser from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.


   In seeking to implement the Fund's policies, the Adviser effects transactions with those brokers and dealers who the Adviser believes provide the most favorable prices and are capable of providing efficient executions. If the Adviser believes such prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Adviser. Such services may include, but are not limited to, any one or more of the following: reports on industries and companies, economic analyses and review of business conditions, portfolio strategy, analytic computer software, account performance services, computer terminals and various trading and/or quotation equipment. They also include advice from broker-dealers as to the value of securities, availability of securities, availability of buyers, and availability of sellers. In addition, they include recommendations as to purchase and sale of individual securities and timing of such transactions. The Fund will not purchase at a higher price or sell at a lower price in connection with transactions effected with a dealer, acting as principal, who furnishes research services to the Fund than would be the case if no weight were given by the Fund to the dealer's furnishing of such services. During the period August 28, 1996 through November 30, 1996, the Fund directed the payment of $148,849 in brokerage commissions in connection with transactions in the aggregate amount of $53,927,390 to brokers because of research services provided.


   The information and services received by the Adviser from brokers and dealers may be of benefit to the Adviser in the management of accounts of some of its other clients and may not in all cases benefit the Fund directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Adviser and thereby reduce its expenses, it is of indeterminable value and the advisory fee paid to the Adviser is not reduced by any amount that may be attributable to the value of such services.

   Consistent with the policy described above, brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through DWR. In order for DWR to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by DWR must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow DWR to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Board of Trustees of the Fund, including a majority of the Trustees who are not "interested" persons of the Fund, as defined in the Act, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to DWR are consistent with the foregoing standard. During the period August 28, 1996 through November 30, 1996, the Fund did not pay any brokerage commissions to DWR.


THE DISTRIBUTOR
-----------------------------------------------------------------------------


   As discussed in the Prospectus, shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"). The Distributor has entered into a selected dealer agreement with DWR, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into selected dealer agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of DWDC. As part of an internal reorganization that took place in January, 1993, the Distributor assumed the investment company share distribution activities previously performed by DWR. The Trustees of the Fund, including a majority of the Independent Trustees, approved, at their meeting held on April 17, 1996, a Distribution Agreement appointing the Distributor as exclusive distributor of the Fund's shares and providing for the Distributor to bear distribution expenses not borne by the Fund. By its terms, the Distribution Agreement has an initial term ending April 30, 1997, and provides that it will remain in effect from year to year thereafter if approved by the Board.


   The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. Such expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to account executives. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws. The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

PLAN OF DISTRIBUTION


   To compensate the Distributor for the services it or any selected dealer provides and for the expenses it bears under the Distribution Agreement, the Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act (the "Plan") pursuant to which the Fund pays the Distributor compensation accrued daily and payable monthly at the annual rate of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the Fund's average daily net assets. The Distributor receives the proceeds of contingent deferred sales charges imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan (see "Repurchases and Redemptions--Contingent Deferred Sales Charge" in the Prospectus). The Distributor has informed the Fund that it received approximately $24,000 in contingent deferred sales charges for the period August 28, 1996 (commencement of operations) through November 30, 1996.

   The Distributor has informed the Fund that a portion of the fees payable by the Fund each year under the Plan of Distribution, equal to 0.25% of the Fund's average daily net assets, is characterized as a "service fee" under the Rules of Fair Practice of the National Association of Securities Dealers (of which the Distributor is a member). Such fee is payments made for personal service and/or the maintenance of shareholder accounts. The remaining portions of the Plan of Distribution fee payments made by the Fund are characterized as "asset-based sales charges" pursuant to the aforementioned Rules of Fair Practice.


   Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each fiscal quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. In the Trustees' quarterly reviews of the Plan, they will consider its continued appropriateness and the level of compensation provided therein. The Fund accrued amounts payable to the Distributor under the Plan, during the period August 28, 1996 (commencement of operations) through November 30, 1996, of $226,815. This amount is equal to the annualized rate of 0.97% of the Fund's average daily net assets for the fiscal period. The payments accrued under the Plan were calculated pursuant to clause (a) of the compensation formula under the Plan. This amount is treated by the Fund as an expense in the year it is accrued.


   The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method shares of the Fund are sold without a sales load being deducted at the time of purchase, so that the full amount of an investor's purchase payment will be invested in shares without any deduction for sales charges. Shares of the Fund may be subject to a contingent deferred sales charge, payable to the Distributor, if redeemed during the six years after their purchase. DWR compensates its account executives by paying them, from its own funds, commissions for the sale of the Fund's shares, currently a gross sales credit of up to 5% of the amount sold and an annual residual commission of up to 0.25 of 1% of the current value of the amount sold. The gross sales credit is a charge which reflects commissions paid by DWR to its account executives and DWR's Fund associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including: (a) the expenses of operating DWR's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies; (b) the costs of client sales seminars; (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares; and (d) other expenses relating to branch promotion of Fund share sales. Payments may also be made with respect to distribution expenses incurred in connection with the distribution of shares, including personal services to shareholders with respect to holdings of such shares, of an investment company whose assets are acquired by the Fund in a tax-free reorganization.

   The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). In the Distributor's reporting of distribution expenses to the Fund, such assumed interest (computed at the "broker's call rate") has been calculated on the gross sales credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.


   The Fund paid 100% of the $226,815 accrued under the Plan for the fiscal period August 28, 1996 (commencement of operations) through November 30, 1996 to the Distributor. The Distributor and DWR estimate that they have spent, pursuant to the Plan, $6,508,778 on behalf of the Fund since the inception of the Plan. It is estimated that this amount was spent in approximately the following ways: (i) 23.01% ($1,497,848)--advertising and promotional expenses; (ii) 3.07% ($200,006)--printing of prospectuses for distribution to other than current shareholders; and (iii) 73.92% ($4,810,924)--other expenses, including the gross sales credit and the carrying charge, of which 1.15% ($55,236) represents carrying charges, 39.24% ($1,888,008) represents commission credits to DWR branch offices for payments of commissions to account executives and 59.61% ($2,867,680) represents overhead and other branch office distribution-related expenses.

   At any given time, the expenses in distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan and (ii) the proceeds of contingent deferred sales charges paid by investors upon redemption of shares. The Distributor has advised the Fund that the excess distribution expenses, including the carrying charge designed to approximate the opportunity costs incurred by DWR which arise from it having advanced monies without having received the amount of any sales charges imposed at the time of sale of the Fund's shares, totalled $6,257,689 as of November 30, 1996. Because there is no requirement under the Plan that the Distributor be reimbursed for all expenses or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay distribution expenses in excess of payments made under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or contingent deferred sales charges, may or may not be recovered through future distribution fees or contingent deferred sales charges.


   Under the Plan, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

   The Plan will remain in effect until April 30, 1997, and will continue from year to year thereafter, provided such continuance is approved annually by a vote of the Trustees, including a majority of the Independent 12b-1 Trustees.

   Any amendment to increase materially the maximum amount authorized to be spent under the Plan must be approved by the shareholders of the Fund, and all material amendments to the Plan must be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent 12b-1 Trustees or by a vote of the holders of a majority of the outstanding voting securities of the Fund (as defined in the Act) on not more than 30 days written notice to any other party to the Plan. So long as the Plan is in effect, the selection or nomination of the Independent Trustees is committed to the discretion of the Independent Trustees.

   No interested person of the Fund, nor any Trustee of the Fund who is not an interested person of the Fund, as defined in the Act, has any direct or indirect financial interest in the operation of the Plan except to the extent that DWR, InterCapital, the Distributor or the Manager or certain of their employees, may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

DETERMINATION OF NET ASSET VALUE

   As stated in the Prospectus, short-term securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. Other short-term debt securities will be valued on a mark-to-market basis until such time as they reach a remaining maturity of sixty days, whereupon they will be valued at amortized cost using their value on the 61st day unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

   The net asset value per share of the Fund is determined once daily at 4:00 p.m., New York time (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time), on each day that the New York Stock Exchange is open by taking the value of all assets of the Fund, subtracting its liabilities, dividing by the number of shares outstanding and adjusting to the nearest cent. The New York Stock Exchange currently observes the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

SHAREHOLDER SERVICES
-----------------------------------------------------------------------------

   Upon the purchase of shares of the Fund, a Shareholder Investment Account is opened for the investor on the books of the Fund and maintained by Dean Witter Trust Company (the "Transfer Agent"). This is an open account in which shares owned by the investor are credited by the Transfer Agent in lieu of issuance of a share certificate. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the account at any time. There is no charge to the investor for issuance of a certificate. Whenever a shareholder-instituted transaction takes place in the Shareholder Investment Account, the shareholder will be mailed a confirmation of the transaction from the Fund or from DWR or other selected broker-dealer.

   Automatic Investment of Dividends and Distributions. As stated in the Prospectus, all income dividends and capital gains distributions are automatically paid in full and fractional shares of the Fund, unless the shareholder requests that they be paid in cash. Each purchase of shares of the Fund is made upon the condition that the Transfer Agent is thereby automatically appointed as agent of the investor to receive all dividends and capital gains distributions on shares owned by the investor. Such dividends and distributions will be paid, at the net asset value per share, in shares of the Fund (or in cash if the shareholder so requests) as of the close of business on the record date. At any time an investor may request the Transfer Agent, in writing, to have subsequent dividends and/or capital gains distributions paid to him or her in cash rather than shares. To assure sufficient time to process the change, such request should be received by the Transfer Agent at least five business days prior to the record date of the dividend or distribution. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payments will be made to DWR or the other selected broker-dealer, and which will be forwarded to the shareholder, upon the receipt of proper instructions.

   Targeted Dividends (Service Mark). In states where it is legally permissible, shareholders may also have all income dividends and capital gains distributions automatically invested in shares of a TCW/DW Fund other than TCW/DW Global Telecom Trust. Such investment will be made as described above for automatic investment in shares of the Fund, at the net asset value per share of the selected TCW/DW Fund as of the close of business on the payment date of the dividend or distribution and will begin to earn dividends, if any, in the selected TCW/DW Fund the next business day. To participate in the Targeted Dividends program, shareholders should contact their DWR or other selected broker-dealer account executive or the Transfer Agent. Shareholders of the Fund must be shareholders of the TCW/DW Fund targeted to receive investments from dividends at the time they enter the Targeted Dividends program. Investors should review the prospectus of the targeted TCW/DW Fund before entering the program.

   EasyInvest (Service Mark). Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account, on a semi-monthly, monthly or quarterly basis, to the Transfer Agent for investment in shares of the Fund. Shares purchased through EasyInvest will be added to the shareholder's existing account at the net asset value calculated the same business day the transfer of funds is effected. For further information or to subscribe to EasyInvest, shareholders should contact their DWR or other selected broker-dealer account executive or the Transfer Agent.

   Investment of Dividends or Distributions Received in Cash. As discussed in the Prospectus, any shareholder who receives a cash payment representing a dividend or distribution may invest such dividend or distribution at the net asset value per share, without the imposition of a contingent deferred sales charge upon redemption, by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. If the shareholder returns the proceeds of a dividend or distribution, such funds must be accompanied by a signed statement indicating that the proceeds constitute a dividend or distribution to be invested. Such investment will be made at the net asset value per share next determined after receipt of the check or proceeds by the Transfer Agent.

   Systematic Withdrawal Plan. As discussed in the Prospectus, a systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current net asset value. The Withdrawal Plan provides for monthly or quarterly (March, June, September and December) checks in any dollar amount, not less than $25, or in any whole percentage of the account balance, on an annualized basis. Any applicable contingent deferred sales charge will be imposed on shares redeemed under the Withdrawal Plan (see "Repurchases and Redemptions--Contingent Deferred Sales Charge" in the Prospectus). Therefore, any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable contingent deferred sales charge) to the shareholder will be the designated monthly or quarterly amount.

   The Transfer Agent acts as agent for the shareholder in tendering to the Fund for redemption sufficient full and fractional shares to provide the amount of the periodic withdrawal payment designated in the application. The shares will be redeemed at their net asset value determined, at the shareholder's option, on the tenth or twenty-fifth day (or next following business day) of the relevant month or quarter and normally a check for the proceeds will be mailed by the Transfer Agent, or amounts credited to a shareholder's DWR or other selected broker-dealer brokerage account, within five business days after the date of redemption. The Withdrawal Plan may be terminated at any time by the Fund.

   Withdrawal Plan payments should not be considered as dividends, yields or income. If periodic withdrawal plan payments continuously exceed net investment income and net capital gains, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

   Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes. Although the shareholder may make additional investments of $2,500 or more under the Withdrawal Plan, withdrawals made concurrently with purchases of additional shares may be inadvisable because of the contingent deferred sales charge applicable to the redemption of shares purchased during the preceding six years (see "Repurchases and Redemptions--Contingent Deferred Sales Charge").

   Any shareholder who wishes to have payments under the Withdrawal Plan made to a third party or sent to an address other than the one listed on the account must send complete written instructions to the Transfer Agent to enroll in the Withdrawal Plan. The shareholder's signature on such instructions must be guaranteed by an eligible guarantor acceptable to the Transfer Agent (shareholders should contact the Transfer Agent for a determination as to whether a particular institution is such an eligible guarantor). A shareholder may, at any time, change the amount and interval of withdrawal payments through his or her DWR or other selected broker-dealer account executive or by written notification to the Transfer Agent. In addition, the party and/or the address to which checks are mailed may be changed by written notification to the Transfer Agent, with signature guarantees required in the manner described above. The shareholder may also terminate the Withdrawal Plan at any time by written notice to the Transfer Agent. In the event of such termination, the account will be continued as a regular shareholder investment account. The shareholder may also redeem all or part of the shares held in the Withdrawal Plan account (see "Repurchases and Redemptions" in the Prospectus) at any time. Shareholders wishing to enroll in the Withdrawal Plan should contact their account executive or the Transfer Agent.

   Direct Investments through Transfer Agent. As discussed in the Prospectus, a shareholder may make additional investments in Fund shares at any time by sending a check in any amount, not less than $100, payable to TCW/DW Global Telecom Trust, directly to the Fund's Transfer Agent. Such amounts will be applied to the purchase of Fund shares at the net asset value per share next computed after receipt of the check or purchase payment by the Transfer Agent. The shares so purchased will be credited to the investor's account.

EXCHANGE PRIVILEGE

   As discussed in the Prospectus, the Fund makes available to its shareholders an Exchange Privilege whereby shareholders of the Fund may exchange their shares for shares of other TCW/DW Funds sold with a contingent deferred sales charge ("CDSC Funds"), for shares of TCW/DW North American Government Income Trust, TCW/DW Income and Growth Fund and TCW/DW Balanced Fund, and for shares of five money market funds for which InterCapital serves as investment manager (the foregoing eight non-CDSC funds are hereinafter collectively referred to as the "Exchange Funds"). Exchanges may be made after the shares of the fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss.

   Shareholders utilizing the Fund's Exchange Privilege may subsequently re-exchange such shares back to the Fund. However, no exchange privilege is available between the Fund and any other fund managed by the Manager or InterCapital, except for other TCW/DW Funds and the five money market funds listed in the Prospectus.

   Any new account established through the Exchange Privilege will have the same registration and cash dividend or dividend reinvestment plan as the present account, unless the Transfer Agent receives written notification to the contrary. For telephone exchanges, the exact registration of the existing account and the account number must be provided.

   Any shares held in certificate form cannot be exchanged but must be forwarded to the Transfer Agent and deposited into the shareholder's account before being eligible for exchange. (Certificates mailed in for deposit should not be endorsed.)

   As described below, and in the Prospectus under the captions "Exchange Privilege" and "Contingent Deferred Sales Charge," a contingent deferred sales charge ("CDSC") may be imposed upon a redemption, depending on a number of factors, including the number of years from the time of purchase until the time of redemption or exchange ("holding period"). When shares of the Fund or any other CDSC Fund are exchanged for shares of an Exchange Fund, the exchange is executed at no charge to the shareholder, without the imposition of the CDSC at the time of the exchange. During the period of time the shareholder remains in the Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired), the holding period or "year since purchase payment made" is frozen. When shares are redeemed out of the Exchange Fund, they will be subject to a CDSC which would be based upon the period of time the shareholder held shares in the Fund. However, in the case of shares exchanged into an Exchange Fund, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 distribution fees which are attributable to those shares. Shareholders acquiring shares of an Exchange Fund pursuant to this exchange privilege may exchange those shares back into the Fund from the Exchange Fund, with no charge being imposed on such exchange. The holding period previously frozen when shares were first exchanged for shares of an Exchange Fund resumes on the last day of the month in which shares of a CDSC Fund are reacquired. A CDSC is imposed only upon an ultimate redemption, based upon the time (calculated as described above) the shareholder was invested in a CDSC Fund.

   When shares initially purchased in a CDSC Fund are exchanged for shares of an Exchange Fund, the date of purchase of the shares of the fund exchanged into, for purposes of the CDSC upon redemption, will be the last day of the month in which the shares being exchanged were originally purchased. In allocating the purchase payments between funds for purposes of the CDSC the amount which represents the current net asset value of shares at the time of the exchange which were (i) purchased more than six years prior to the exchange and (ii) originally acquired through reinvestment of dividends or distributions (all such shares called "Free Shares") will be exchanged first. After an exchange, all dividends earned on shares in the Exchange Fund will be considered Free Shares. If the exchanged amount exceeds the value of such Free Shares, an exchange is made, on a block-by-block basis, of non-Free Shares held for the longest period of time. Shares equal to any appreciation in the value of non-Free Shares exchanged will be treated as Free Shares, and the amount of the purchase payments for the non-Free Shares of the fund exchanged into will be equal to the lesser of (a) the purchase payments for, or (b) the current net asset value of, the exchanged non-Free Shares. If an exchange between funds would result in exchange of only part of a particular block of non-Free Shares, then shares equal to any appreciation in the value of the block (up to the amount of the exchange) will be treated as Free Shares and exchanged first, and the purchase payment for that block will be allocated on a pro rata basis between the non-Free Shares of that block to be retained and the non-Free Shares to be exchanged. The prorated amount of such purchase payment attributable to the retained non-Free Shares will remain as the purchase payment for such shares, and the amount of purchase payment for the exchanged non-Free Shares will be equal to the lesser of (a) the prorated amount of the purchase payment for, or (b) the current net asset value of, those exchanged non-Free Shares. Based upon the procedures described in the Prospectus under the caption "Contingent Deferred Sales Charge," any applicable CDSC will be imposed upon the ultimate redemption of shares of any fund, regardless of the number of exchanges since those shares were originally purchased.

   With respect to the redemption or repurchase of shares of the Fund, the application of proceeds to the purchase of new shares in the Fund or any other of the funds and the general administration of the Exchange Privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's selected broker-dealer, if any, in the performance of such functions.

   With respect to exchanges, redemptions or repurchases, the Transfer Agent shall be liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund shall not be liable for any default or negligence of the Transfer Agent, the Distributor or any selected broker-dealer.

   The Distributor and any selected broker-dealer have authorized and appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other fund and the general administration of the Exchange Privilege. No commission or discounts will be paid to the Distributor or any selected broker-dealer for any transactions pursuant to this Exchange Privilege.

   Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. (The minimum initial investment is $5,000 for Dean Witter Liquid Asset Fund Inc., Dean Witter Tax-Free Daily Income Trust, Dean Witter New York Municipal Money Market Trust and Dean Witter California Tax-Free Daily Income Trust, although those funds may, at their discretion, accept initial investments of as low as $1,000. The minimum initial investment for Dean Witter U.S. Government Money Market Trust and for all TCW/DW Funds is $1,000.) Upon exchange into an Exchange Fund, the shares of that fund will be held in a special Exchange Privilege Account separately from accounts of those shareholders who have acquired their shares directly from that fund. As a result, certain services normally available to shareholders of money market funds, including the check writing feature, will not be available for funds held in that account.

   The Fund, each of the other TCW/DW Funds and each of the money market funds may limit the number of times this Exchange Privilege may be exercised by any investor within a specified period of time. Also, the Exchange Privilege may be terminated or revised at any time by the Fund and/or any of the funds for which shares of the Fund have been exchanged, upon such notice as may be required by applicable regulatory agencies (presently sixty days for termination or material revision), provided that six months prior written notice of termination will be given to the shareholders who hold shares of Exchange Funds pursuant to this Exchange Privilege, and provided further that the Exchange Privilege may be terminated or materially revised without notice at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on that Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, (d) during any other period when the Securities and Exchange Commission by order so permits (provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist) or (e) if the Fund would be unable to invest amounts effectively in accordance with its investment objective, policies and restrictions.

   The current prospectus for each fund describes its investment objective(s) and policies, and shareholders should obtain a copy and examine it carefully before investing. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within ninety days after the shares are purchased. The Exchange Privilege is only available in states where an exchange may legally be made.

   For further information regarding the Exchange Privilege, shareholders should contact their DWR or other selected broker-dealer account executive or the Transfer Agent.

REPURCHASES AND REDEMPTIONS
-----------------------------------------------------------------------------

   Redemption. As stated in the Prospectus, shares of the Fund can be redeemed for cash at any time at the net asset value per share next determined; however, such redemption proceeds may be reduced by the amount of any applicable contingent deferred sales charges (see below). If shares are held in a shareholder's account without a share certificate, a written request for redemption to the Fund's Transfer Agent at P.O. Box 983, Jersey City, NJ 07303 is required. If certificates are held by the shareholder, the shares may be redeemed by surrendering the certificates with a written request for redemption. The share certificate, or an accompanying stock power, and the request for redemption, must be signed by the shareholder or shareholders exactly as the shares are registered. Each request for redemption, whether or not accompanied by a share certificate, must be sent to the Fund's Transfer Agent, which will redeem the shares at their net asset value next computed (see "Purchase of Fund Shares") after it receives the request, and certificate, if any, in good order. Any redemption request received after such computation will be redeemed at the next determined net asset value. The term "good order" means that the share certificate, if any, and request for redemption are properly signed, accompanied by any documentation required by the Transfer Agent, and bear signature guarantees when required by the Fund or the Transfer Agent.

If redemption is requested by a corporation, partnership, trust or fiduciary, the Transfer Agent may require that written evidence of authority acceptable to the Transfer Agent be submitted before such request is accepted.

   Whether certificates are held by the shareholder or shares are held in a shareholder's account, if the proceeds are to be paid to any person other than the record owner, or if the proceeds are to be paid to a corporation (other than the Distributor or a selected broker-dealer for the account of the shareholder), partnership, trust or fiduciary, or sent to the shareholder at an address other than the registered address, signatures must be guaranteed by an eligible guarantor acceptable to the Transfer Agent (shareholders should contact the Transfer Agent for a determination as to whether a particular institution is such an eligible guarantor). A stock power may be obtained from any dealer or commercial bank. The Fund may change the signature guarantee requirements from time to time upon notice to shareholders, which may be by means of a revised prospectus.

   Contingent Deferred Sales Charge. As stated in the Prospectus, a contingent deferred sales charge ("CDSC") will be imposed on any redemption by an investor if after such redemption the current value of the investor's shares of the Fund is less than the dollar amount of all payments by the shareholder for the purchase of Fund shares during the preceding six years. However, no CDSC will be imposed to the extent that the net asset value of the shares redeemed does not exceed: (a) the current net asset value of shares purchased more than six years prior to the redemption, plus (b) the current net asset value of shares purchased through reinvestment of dividends or distributions of the Fund or another TCW/DW Fund (see "Shareholder Services--Targeted Dividends"), plus (c) increases in the net asset value of the investor's shares above the total amount of payments for the purchase of Fund shares made during the preceding six years. The CDSC will be paid to the Distributor.

   In determining the applicability of a CDSC to each redemption, the amount which represents an increase in the net asset value of the investor's shares above the amount of the total payments for the purchase of shares within the last six years will be redeemed first. In the event the redemption amount exceeds such increase in value, the next portion of the amount redeemed will be the amount which represents the net asset value of the investor's shares purchased more than six years prior to the redemption and/or shares purchased through reinvestment of dividends or distributions. A portion of the amount redeemed which exceeds an amount which represents both such increase in value and the value of shares purchased more than six years prior to the redemption and/or shares purchased through reinvestment of dividends or distributions will be subject to a CDSC.

   The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Fund shares until the time of redemption of such shares. For purposes of determining the number of years from the time of any payment for the purchase of shares, all payments made during a month will be aggregated and deemed to have been made on the last day of the month. The following table sets forth the rates of the CDSC:

                               CONTINGENT DEFERRED
         YEAR SINCE             SALES CHARGE AS A
          PURCHASE            PERCENTAGE OF AMOUNT
        PAYMENT MADE                REDEEMED
--------------------------  -----------------------

First .....................            5.0%
Second ....................            4.0%
Third .....................            3.0%
Fourth ....................            2.0%
Fifth .....................            2.0%
Sixth .....................            1.0%
Seventh and thereafter  ...            None


   In determining the rate of the CDSC, it will be assumed that a redemption is made of shares held by the investor for the longest period of time within the applicable six-year period. This will result in any such CDSC being imposed at the lowest possible rate. Accordingly, shareholders may redeem, without incurring any CDSC, amounts equal to any net increase in the value of their shares above the amount of their purchase payments made within the past six years and amounts equal to the current value of shares purchased more than six years prior to the redemption and shares purchased through reinvestment of dividends or distributions. The CDSC will be imposed, in accordance with the table shown above, on any redemptions within six years of purchase which are in excess of these amounts and which redemptions are not
(a) requested within one year of death or initial determination of disability of a shareholder, or (b) made pursuant to certain taxable distributions from retirement plans or retirement accounts, as described in the Prospectus.

   Payment for Shares Repurchased or Redeemed. As discussed in the Prospectus, payment for shares presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. The term good order means that the share certificate, if any, and request for redemption are properly signed, accompanied by any documentation required by the Transfer Agent, and bear signature guarantees when required by the Fund or the Transfer Agent. Such payment may be postponed or the right of redemption suspended at times
(a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on that Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or
(d) during any other period when the Securities and Exchange Commission by order so permits; provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist. If the shares to be redeemed have recently been purchased by check, payment of the redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of receipt of the check by the Transfer Agent). Shareholders maintaining margin accounts with DWR or another selected broker-dealer are referred to their account executive regarding restrictions on redemption of shares of the Fund pledged in the margin account.

   Transfers of Shares. In the event a shareholder requests a transfer of any shares to a new registration, such shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the contingent deferred sales charge or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro-rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable contingent deferred sales charge as if they had not been so transferred.

   Reinstatement Privilege. As discussed in the Prospectus, a shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may within thirty days after the date of redemption or repurchase reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Fund at the net asset value next determined after a reinstatement request, together with such proceeds, is received by the Transfer Agent.

   Exercise of the reinstatement privilege will not affect the federal income tax treatment of any gain or loss realized upon the redemption or repurchase, except that if the redemption or repurchase resulted in a loss and reinstatement is made in shares of the Fund, some or all of the loss, depending on the amount reinstated, will not be allowed as a deduction for federal income tax purposes, but will be applied to adjust the cost basis of the shares acquired upon reinstatement.

DIVIDENDS, DISTRIBUTIONS AND TAXES
-----------------------------------------------------------------------------

   As discussed in the Prospectus, the Fund will determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment. If any such gains are retained, the Fund will pay federal income tax thereon, and shareholders will be required to include such undistributed gains in their taxable income and will be able to claim their share of the tax paid by the Fund as a credit against their individual federal income tax. In addition, shareholders are entitled to increase their tax basis of their investment by their pro rata share of the undistributed gain net of the tax paid by the Fund on such gain.

   Gains or losses on sales of securities by the Fund will be long-term capital gains or losses if the securities have been held by the Fund for more than twelve months. Gains or losses on the sale of securities held for twelve months or less will be short-term gains or losses.

   Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, capital gains distributions and dividends are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized net long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment to the extent of such reduction below the shareholder's cost, but nonetheless would be fully taxable at either ordinary or capital gain rates. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a dividend or distribution record date.

   Shareholders are urged to consult their attorneys or tax advisers regarding specific questions as to federal, state or local taxes.

PERFORMANCE INFORMATION
-----------------------------------------------------------------------------

   As discussed in the Prospectus, from time to time the Fund may quote its "total return" in advertisements and sales literature. The Fund's "average annual total return" represents an annualization of the Fund's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of the Fund's operations, if shorter than any of the foregoing. For periods of less than one year, the Fund quotes its total return on a non-annualized basis.


   The Fund may compute its aggregate total return for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value by the initial $1,000 investment and subtracting 1 from the result. The ending redeemable value is reduced by any contingent deferred sales charge at the end of the period. Based on the foregoing calculation, the Fund's total return for the period August 28, 1996 (commencement of operations) through November 30, 1996 was 2.00%.

   In addition to the foregoing, the Fund may advertise its total return over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. Such calculations may or may not reflect the deduction of the contingent deferred charge which, if reflected, would reduce the performance quotes. For example, the total return of the Fund may be calculated in the manner described above, but without deduction of any applicable contingent deferred sales charge. Based on this calculation, the aggregate total return of the Fund for the period August 28, 1996 through November 30, 1996 was 7.00%.

   The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in shares of the Fund by adding 1 to the Fund's aggregate total return to date (expressed as a decimal and without taking into account the effect of any applicable CDSC) and multiplying by $10,000, $50,000 or $100,000, as the case may be. Investments of $10,000, $50,000 and $100,000 in the Fund at inception would have grown to $10,700, $53,500 and $107,000, respectively, at November 30, 1996.


   The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations.

DESCRIPTION OF SHARES
-----------------------------------------------------------------------------

   The shareholders of the Fund are entitled to a full vote for each full share held. The Trustees were elected by InterCapital as the then sole shareholder of the Fund prior to the public offering of the Fund's shares. The Trustees themselves have the power to alter the number and the terms of office of the Trustees, and they may at any time lengthen their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund. Under certain circumstances the Trustees may be removed by action of the Trustees. The shareholders also have the right to remove the Trustees following a meeting called for that purpose requested in writing by the record holders of not less than ten percent of the Fund's outstanding shares. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.


   The Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional classes of shares within any series (which would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances). The Trustees have not presently authorized any such additional series or classes of shares.

   The Declaration of Trust provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. It also provides that all third persons shall look solely to the Fund's property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liabilities in connection with the affairs of the Fund.

   The Fund is authorized to issue an unlimited number of shares of beneficial interest. The Fund shall be of unlimited duration subject to the provisions of the Declaration of Trust concerning termination by action of the shareholders.

CUSTODIAN AND TRANSFER AGENT
-----------------------------------------------------------------------------


   The Chase Manhattan Bank, One Chase Plaza, New York, New York 10005 is the Custodian of the Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. Such balances may, at times, be substantial.

   Dean Witter Trust Company, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311 is the Transfer Agent of the Fund's shares and
Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans described herein. Dean Witter Trust Company is an affiliate of Dean Witter Services Company Inc., the Fund's Manager, and of Dean Witter Distributors Inc., the Fund's Distributor. As Transfer Agent and Dividend Disbursing Agent, Dean Witter Trust Company's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services Dean Witter Trust Company receives a per shareholder account fee.


INDEPENDENT ACCOUNTANTS
-----------------------------------------------------------------------------

   Price Waterhouse LLP serves as the independent accountants of the Fund. The independent accountants are responsible for auditing the annual financial statements of the Fund.

REPORTS TO SHAREHOLDERS
-----------------------------------------------------------------------------

   The Fund will send to shareholders, at least semi-annually, reports showing the Fund's portfolio and other information. An annual report containing financial statements audited by independent accountants will be sent to shareholders each year.


   The Fund's fiscal year ends on May 31. The financial statements of the Fund must be audited at least once a year by independent accountants whose selection is made annually by the Fund's Board of Trustees.


LEGAL COUNSEL
-----------------------------------------------------------------------------

   Sheldon Curtis, Esq., who is an officer and the General Counsel of the Manager, is an officer and the General Counsel of the Fund.

EXPERTS
-----------------------------------------------------------------------------

   The Statement of Assets and Liabilities of the Fund included in this Statement of Additional Information and incorporated by reference in the Prospectus has been so included and incorporated in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

REGISTRATION STATEMENT
-----------------------------------------------------------------------------

   This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the Securities and Exchange Commission. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by the rules and regulations of the Commission.

TCW/DW GLOBAL TELECOM TRUST
REPORT OF INDEPENDENT ACCOUNTANTS
-----------------------------------------------------------------------------

To the Shareholder and Trustees of TCW/DW Global Telecom Trust

In our opinion, the accompanying statement of assets and liabilities presents fairly, in all material respects, the financial position of TCW/DW Global Telecom Trust (the "Fund") at June 19, 1996, in conformity with generally accepted accounting principles. This financial statement is the responsibility of the Fund's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
June 20, 1996

TCW/DW GLOBAL TELECOM TRUST
STATEMENT OF ASSETS AND LIABILITIES AT JUNE 19, 1996
-----------------------------------------------------------------------------

 ASSETS:
 Cash ................................................................................   $100,000
 Deferred organizational expenses (Note 1) ...........................................    158,225
                                                                                       ----------
   Total Assets ......................................................................    258,225
LIABILITIES:
 Organizational expenses payable (Note 1) ............................................    158,225
 Commitments (Notes 1 and 2) .........................................................
                                                                                       ----------
   Net Assets ........................................................................   $100,000
                                                                                       ==========
Net Asset Value Per Share (10,000 shares of beneficial interest outstanding; unlimited
 authorized shares of beneficial interest of $.01 par value) .........................   $  10.00
                                                                                       ----------

--------------

   NOTE 1--TCW/DW Global Telecom Trust (the "Fund") was organized as a Massachusetts business trust on March 28, 1996. To date the Fund has had no transactions other than those relating to organizational matters and the sale of 10,000 shares of beneficial interest for $100,000 to Dean Witter InterCapital Inc. (the "Manager"). The Fund is registered under the Investment Company Act of 1940, as amended (the "Act"), as a open-end, diversified management investment company. Organizational expenses of the Fund incurred prior to the offering of the Fund's shares will be paid by the Manager. It is currently estimated that the Manager will incur and be reimbursed by the Fund for approximately $158,225 in organizational expenses. These expenses will be deferred and amortized by the Fund on the straight-line method over a period not to exceed five years from the date of commencement of the Fund's operations. In the event that at any time during the five year period beginning with the date of the commencement of operations the initial shares acquired by the Manager prior to such date are redeemed, by any holder thereof, the redemption proceeds payable in respect of such shares will be reduced by the pro rata share (based on the proportionate share of the initial shares redeemed to the total number of original shares outstanding at the time of redemption) of the then unamortized deferred organizational expenses as of the date of such redemption. In the event that the Fund liquidates before the deferred organizational expenses are fully amortized, the Manager shall bear such unamortized deferred organizational expenses.

   NOTE 2--The Fund has entered into a management agreement with the Manager. Certain officers and/or trustees of the Fund are officers and/or directors of the Manager. The Fund has retained the Manager to manage the Fund's business affairs, supervise the overall day-to-day operations of the Fund (other than rendering investment advice) and provide all administrative services to the Fund. Under the terms of the Management Agreement, the Manager maintains certain of the Fund's books and records and furnishes, at its own expense, such office space, facilities, equipment, supplies, clerical help and bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, statements of additional information, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent accountants and attorneys is, in the opinion of the Manager, necessary or desirable). In addition, the Manager pays the salaries of all personnel, including officers of the Fund, who are employees of the Manager. The Manager also bears the cost of the Fund's telephone service, heat, light, power and other utilities.

   As full compensation for the services and facilities furnished to the Fund and expenses of the Fund assumed by the Manager, the Fund will pay the Manager monthly compensation calculated daily by applying the annual rate of 0.60% to the daily net assets of the Fund determined as of the close of each business day.

   Pursuant to an investment advisory agreement (the "Advisory Agreement") with TCW Funds Management, Inc. (the "Adviser") the Fund has retained the Adviser to invest the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates such information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective. In addition, the Adviser pays the salaries of all personnel, including officers of the Fund, who are employees of the Adviser.

   As full compensation for the services and facilities furnished to the Fund and expenses of the Fund assumed by the Adviser, the Fund pays the Adviser monthly compensation calculated daily by applying the annual rate of 0.40% to the daily net assets of the Fund determined as of the close of each business day.

   Shares of the Fund will be distributed by Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Manager, during the initial and continuous offering of the Fund's shares. The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act (the "Plan"). The Plan provides that the Distributor will bear the expense of all promotional and distribution related activities on behalf of the Fund, including the payment of commissions for sales of the Fund's shares and incentive compensation to and expenses of Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Manager, account executives and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan to compensate DWR and other selected broker-dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed distribution expenses.

   To compensate the Distributor for the services it or any selected dealer provides and for the expenses it bears under the Plan, the Fund will pay the Distributor compensation accrued daily and payable monthly at the annual rate of 1.00% of the lesser of; (a) the average daily aggregate gross sales of the Fund's shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the Fund's average daily net assets.

   Dean Witter Trust Company (the "Transfer Agent"), an affiliate of the Manager and the Distributor, is the transfer agent of the Fund's shares, dividend disbursing agent for payment of dividends and distributions on Fund shares and agent for shareholders under various investment plans.

   The Manager has undertaken to assume all Fund expenses (except for the Plan of Distribution fee, foreign taxes withheld and/or brokerage fees) and to waive the compensation provided for in its Management Agreement and the Adviser has undertaken to waive the compensation provided for in its Advisory Agreement, until such time as the Fund had $50 million of net assets or until six months from the date of commencement of the Fund's operations, whichever occurs first.

APPENDIX
-----------------------------------------------------------------------------

RATINGS OF CORPORATE DEBT INSTRUMENTS

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

                                 BOND RATINGS

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds rated Aaa, Aa, A and Baa are considered investment grade bonds.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

   Rating Refinements: Moody's may apply numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its municipal bond security rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and a modifier 3 indicates that the issue ranks in the lower end if its generic rating category.

                           COMMERCIAL PAPER RATINGS

   Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. The ratings apply to Municipal Commercial Paper as well as taxable Commercial Paper. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime-1, Prime-2, Prime-3.

   Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations; and Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S CORPORATION ("STANDARD & POOR'S")

                                 BOND RATINGS

   A Standard & Poor's bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

   The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings are based, in varying degrees, on the following considerations:
(1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and
(3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

   Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

AAA Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

A Debt rated "A" has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories. Bonds rated AAA, AA, A and BBB are considered investment grade bonds.

BB Debt rated "BB" has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity or willingness to pay interest and repay principal.

B Debt rated "B" has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

CCC Debt rated "CCC" has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC The rating "CC" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC" rating.

C The rating "C" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC" rating.

Cl The rating "Cl" is reserved for income bonds on which no interest is being paid.

NR Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

         Debt rated "BB", "B", "CCC", "CC" and "C" are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         Plus (+) or minus (-): The rating from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major ratings categories.

                           COMMERCIAL PAPER RATINGS

   Standard and Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based upon current information furnished by the issuer or obtained by S&P from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information. Ratings are graded into group categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The categories are as follows:

   Issues assigned A ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2, and 3 to indicate the relative degree of safety.

A-1 indicates that the degree of safety regarding timely payment is very strong.

A-2 indicates capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1".

A-3 indicates a satisfactory capacity for timely payment. Obligations carrying this designation are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

                          TCW/DW GLOBAL TELECOM TRUST

                           PART C OTHER INFORMATION


Item 24.  Financial Statements and Exhibits

     (a) Financial Statements

          (1)  Financial statements included in the Prospectus (Part A):

               Financial Highlights for the period August 28, 1996 (commencement of operations) through November 30,
               1996 (unaudited)............................................   5

               Portfolio of Investments at November 30, 1996 (unaudited)...  25

               Summary of Investments at November 30, 1996 (unaudited).....  28

               Statement of Assets and Liabilities at November 30, 1996
               (unaudited).................................................  29

               Statement of Operations for the period August 28, 1996 (commencement of operations) through November 30, 1996
               (unaudited).................................................  29

               Statement of Changes in Net Assets for the period August 28, 1996 (commencement of operations) through November 30,
               1996 (unaudited)............................................  29

               Notes to Financial Statements (unaudited)...................  30

          (2) Financial Statements included in the Statement of Additional Information (Part B):

               Statement of Assets and Liabilities at June 19, 1996 .......  41

          (3)  Financial statements included in the Part C:

               None.

     (b) Exhibits

Exhibit
Number    Description
------    -----------

2.   --   Amended and Restated By-Laws of the Registrant

11.  --   Consent of Independent Accountants

16.  --   Schedule for Computation of Performance Quotations

27.  --   Financial Data Schedule


-----------------------------
All other exhibits were previously filed and are hereby incorporated by reference.

Item 25.  Persons Controlled by or Under Common Control With Registrant.

          None.

Item 26.  Number of Holders of Securities.

         (1)                               (2)

                                Number of Record Holders
     Title of Class              at  December 9, 1996
     --------------             ------------------------

Shares of Beneficial Interest            14,156

Item 27.  Indemnification.

          Pursuant to Section 5.3 of the Registrant's Declaration of Trust and under Section 4.8 of the Registrant's By-Laws, the indemnification of the Registrant's trustees, officers, employees and agents is permitted if it is determined that they acted under the belief that their actions were in or not opposed to the best interest of the Registrant, and, with respect to any criminal proceeding, they had reasonable cause to believe their conduct was not unlawful. In addition, indemnification is permitted only if it is determined that the actions in question did not render them liable by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties to the Registrant. Trustees, officers, employees and agents will be indemnified for the expense of litigation if it is determined that they are entitled to indemnification against any liability established in such litigation. The Registrant may also advance money for these expenses provided that they give their undertakings to repay the Registrant unless their conduct is later determined to permit indemnification.

          Pursuant to Section 5.2 of the Registrant's Declaration of Trust and paragraph 8 of the Registrant's Management and Advisory Agreements, none of the Manager, the Adviser or any trustee, officer, employee or agent of the Registrant shall be liable for any action or failure to act, except in the case of bad faith, willful misfeasance, gross negligence or reckless disregard of duties to the Registrant.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the

     Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act, and will be governed by the final adjudication of such issue.

          The Registrant hereby undertakes that it will apply the indemnification provision of its by-laws in a manner consistent with Release 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect.

          Registrant, in conjunction with the Manager, Registrant's Trustees, and other registered investment management companies managed by the Manager, maintains insurance on behalf of any person who is or was a Trustee, officer, employee, or agent of Registrant, or who is or was serving at the request of Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him and incurred by him or arising out of his position. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify him.

Item 28.  Business and Other Connections of Investment Adviser.

          The TCW Funds Management, Inc. (the "Adviser") is a 100% owned subsidiary of The TCW Group, Inc., a Nevada corporation. The Adviser presently serves as investment adviser to: (1) TCW Funds, Inc., a diversified open-end management investment company, (2) TCW Convertible Securities Fund, Inc., a diversified closed-end management investment company; (3) TCW/DW Core Equity Trust, an open-end, non-diversified management company, (4) TCW/DW North American Government Income Trust, an open-end, non-diversified management company, (5) TCW/DW Income and Growth Fund, an open-end, non-diversified management company, (6) TCW/DW Latin American Growth Fund, an open-end non-diversified management company, (7) TCW/DW Small Cap Growth Fund, an open-end non-diversified management company, (8) TCW/DW Term Trust 2000, a closed-end, diversified management company, (9) TCW/DW Term Trust 2002, a closed-end diversified management company, (10) TCW/DW Term Trust 2003, a closed-end diversified management company, (11) TCW/DW Balanced Fund, an open-end, diversified management company, (12) TCW/DW Emerging Markets Opportunities Trust, a closed-end, non-diversified management company, (13) TCW/DW Mid-Cap Equity Trust, an open-end, diversified management company, (14) TCW/DW Total Return Trust, an open-end non-diversified management investment company, (15) TCW/DW Global Telecom Trust, an open-end diversified management company and (16) TCW/DW Strategic Income Trust, an open-end diversified management investment company. The Adviser also serves as investment adviser or sub-adviser to other investment companies, including foreign investment companies. The list required by this Item 28 of the officers and directors of the Adviser together with information as to any other business, profession, vocation or employment of a substantive nature engaged in by the Adviser and such officers and directors during the past two years, is incorporated by reference to Form ADV (File No. 801- 29075) filed by the Adviser pursuant to the Investment Advisers Act.


Item 29.  Principal Underwriters.

          (a) Dean Witter Distributors Inc. ("Distributors"), a Delaware corporation, is the principal underwriter of the Registrant. Distributors is also the principal underwriter of the following investment companies:

 (1)     Dean Witter Liquid Asset Fund Inc.
 (2)     Dean Witter Tax-Free Daily Income Trust
 (3)     Dean Witter California Tax-Free Daily Income Trust
 (4)     Dean Witter Retirement Series
 (5)     Dean Witter Dividend Growth Securities Inc.
 (6)     Dean Witter Natural Resource Development Securities Inc.
 (7)     Dean Witter World Wide Investment Trust
 (8)     Dean Witter Capital Growth Securities
 (9)     Dean Witter Convertible Securities Trust
(10)     Active Assets Tax-Free Trust
(11)     Active Assets Money Trust
(12)     Active Assets California Tax-Free Trust
(13)     Active Assets Government Securities Trust
(14)     Dean Witter Global Utilities Fund
(15)     Dean Witter Federal Securities Trust
(16)     Dean Witter U.S. Government Securities Trust
(17)     Dean Witter High Yield Securities Inc.
(18)     Dean Witter New York Tax-Free Income Fund
(19)     Dean Witter Tax-Exempt Securities Trust
(20)     Dean Witter California Tax-Free Income Fund
(21)     Dean Witter Limited Term Municipal Trust
(22)     Dean Witter World Wide Income Trust
(23)     Dean Witter Utilities Fund
(24)     Dean Witter Strategist Fund
(25)     Dean Witter New York Municipal Money Market Trust
(26)     Dean Witter Intermediate Income Securities
(27)     Prime Income Trust
(28)     Dean Witter European Growth Fund Inc.
(29)     Dean Witter Developing Growth Securities Trust
(30)     Dean Witter Precious Metals and Minerals Trust
(31)     Dean Witter Pacific Growth Fund Inc.
(32)     Dean Witter Multi-State Municipal Series Trust
(33)     Dean Witter Premier Income Trust
(34)     Dean Witter Short-Term U.S. Treasury Trust
(35)     Dean Witter Diversified Income Trust
(36)     Dean Witter Health Sciences Trust
(37)     Dean Witter Global Dividend Growth Securities
(38)     Dean Witter American Value Fund
(39)     Dean Witter U.S. Government Money Market Trust
(40)     Dean Witter Global Short-Term Income Fund Inc.
(41)     Dean Witter Variable Investment Series
(42)     Dean Witter Value-Added Market Series
(43)     Dean Witter Short-Term Bond Fund
(44)     Dean Witter National Municipal Trust
(45)     Dean Witter High Income Securities

(46)     Dean Witter International SmallCap Fund
(47)     Dean Witter Hawaii Municipal Trust
(48)     Dean Witter Balanced Growth Fund
(49)     Dean Witter Balanced IncomeFund
(50)     Dean Witter Intermediate Term U.S. Treasury Trust
(51)     Dean Witter Global Asset Allocation Fund
(52)     Dean Witter Mid-Cap Growth Fund
(53)     Dean Witter Capital Appreciation Fund
(54)     Dean Witter Hawaii Municipal Trust
(55)     Dean Witter Intermediate Term U.S. Treasury Trust
(56)     Dean Witter InformationFund
(57)     Dean Witter Japan Fund
(58)     Dean Witter Special Value Fund
 (1)     TCW/DW Core Equity Trust
 (2)     TCW/DW North American Government Income Trust
 (3)     TCW/DW Latin American Growth Fund
 (4)     TCW/DW Income and Growth Fund
 (5)     TCW/DW Small Cap Growth Fund
 (6)     TCW/DW Balanced Fund
 (7)     TCW/DW Mid-Cap Equity Trust
 (8)     TCW/DW Total Return Trust
 (9)     TCW/DW Global Telecom Trust
(10)     TCW/DW Strategic Income Trust

          (b) The following information is given regarding directors and officers of Dean Witter Distributors Inc. ("Distributors"). The principal address of Distributors is Two World Trade Center, New York, New York 10048.



                                     Positions and Office
                                     with Distributors
Name                                 and the Registrant
----                                 ------------------

Charles A. Fiumefreddo               Chairman, Chief Executive
                                     Officer and Director of
                                     Distributors and Chairman,
                                     Chief Executive Officer
                                     and Trustee of the
                                     Registrant.

Philip J. Purcell                    Director of Distributors.

Richard M. DeMartini                 Director of Distributors.

James F. Higgins                     Director of Distributors.


Thomas C. Schneider                  Executive Vice President, Chief
                                     Financial Officer and Director
                                     of Distributors.

Christine A. Edwards                 Executive Vice President,
                                     Secretary, Chief Legal Officer
                                     and Director of Distributors.

Robert M. Scanlan                    Executive Vice President of
                                     Distributors and Vice President
                                     of the Registrant.

                                     Positions and Office
                                     with Distributors
Name                                 and the Registrant
----                                 ------------------

Robert S. Giambrone                  Senior Vice President of
                                     Distributors and Vice President
                                     of the Registrant.

Sheldon Curtis                       Senior Vice President,
                                     Assistant General Counsel and
                                     Assistant Secretary of
                                     Distributors and Vice President,
                                     Secretary and General Counsel of
                                     the Registrant.

Frederick K. Kubler                  Senior Vice President,
                                     Assistant Secretary and Chief
                                     Compliance Officer of
                                     Distributors.

Michael T. Gregg                     Vice President and Assistant
                                     Secretary of Distributors.

Edward C. Oelsner III                Vice President of Distributors.

Samuel Wolcott III                   Vice President of Distributors.

Thomas F. Caloia                     Assistant Treasurer of
                                     Distributors and Treasurer of
                                     the Registrant.

Michael Interrante                   Assistant Treasurer of
                                     Distributors.


Item 30.  Location of Accounts and Records

          All accounts, books and other documents required to be maintained by
     Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained by the Manager at its offices, except records relating to holders of shares issued by the Registrant, which are maintained by the Registrant's Transfer Agent, at its place of business as shown in the prospectus.


Item 31.  Management Services

          Registrant is not a party to any such management-related service contract.

Item 32.  Undertakings

          Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 20th day of December, 1996.


                                          TCW/DW GLOBAL TELECOM TRUST

                                          By /s/ Sheldon Curtis
                                             ------------------
                                                 Sheldon Curtis
                                                 Vice President and Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 has been signed below by the following persons in the capacities and on the dates indicated.

         Signatures                      Title                       Date
         ----------                      -----                       ----

(1) Principal Executive Officer          President, Chief
                                         Executive Officer,
                                         Trustee and Chairman
By  /s/ Charles A. Fiumefreddo                                       12/20/96
   ---------------------------
        Charles A. Fiumefreddo

(2) Principal Financial Officer          Treasurer and Principal
                                         Accounting Officer

By  /s/ Thomas F. Caloia                                             12/20/96
   ---------------------------
       Thomas F. Caloia

(3) Majority of the Trustees

    Charles A. Fiumefreddo (Chairman)
    Richard M. DeMartini
    Thomas E. Larkin, Jr.
    Marc I. Stern

By  /s/ Sheldon Curtis                                               12/20/96
   ---------------------------
    Sheldon Curtis
        Attorney-in-Fact

    John C. Argue                        Michael E. Nugent
    Manuel H. Johnson                    John L. Schroeder
    John R. Haire

By  /s/ David M. Butowsky                                            12/20/96
   ---------------------------
        David M. Butowsky
        Attorney-in-Fact

                          TCW/DW GLOBAL TELECOM TRUST

                                 EXHIBIT INDEX


2.    --   Amended and Restated By-Laws of the Registrant

11.   --   Consent of Independent Accountants

16.   --   Schedule for Computation of Performance Quotations

27.   --   Financial Data Schedule
------------------
All other exhibits were previously filed and are hereby incorporated by reference.

                                       1